UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23715

OAKTREE DIVERSIED INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

OAKTREE DIVERSIFIED INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

2021

ANNUAL REPORT

DECEMBER 31, 2021

Oaktree Diversified Income Fund Inc.

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") is an investment adviser registered with the SEC and is also an affiliate and related adviser of Oaktree Capital Management, L.P., an investment adviser registered with the SEC. Oaktree serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of December 31, 2021, Oaktree had approximately $160 billion in assets under management. Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is a wholly owned subsidiary of Brookfield Asset Management ("Brookfield"), a leading global alternative asset manager with approximately $690 billion of assets under management as of December 31, 2021. In 2019, Brookfield acquired a majority interest in Oaktree.

Oaktree Diversified Income Fund Inc. (the "Fund") is managed by Oaktree Fund Advisors, LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/products/us-interval-funds/oaktree-diversified-income-fund?id=192692

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Portfolio Characteristics	3
Schedule of Investments	4
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Statement of Cash Flows	24
Financial Highlights	25
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Tax Information	39
Board Considerations Relating to the Approval of the Investment Advisory Agreement	40
Additional Information Regarding the Fund	43
Information Concerning Directors and Officers	53
Dividend Reinvestment Plan	56
Joint Notice of Privacy Policy	57

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Oaktree Diversified Income Fund Inc. (the "Fund") for the period ended December 31, 2021.

Overall, 2021 was a year characteristic of a true economic recovery, with both equity prices and bond yields moving higher. Yet under the surface, markets experienced sharp rotations, large divergences and narrow breadth. Global equities rallied in the first half of 2021, as the rollout of COVID-19 vaccines, decreasing case counts, and additional U.S. fiscal stimulus inspired optimism about the reopening of the global economy. However, the rise of the COVID-19 Delta variant and growing concerns over inflation put many investors on high alert through the end of the second quarter.

Ongoing supply chain disruptions, rising inflation, potential disruptions to economic activity, gridlock in Washington, and possible further government restrictions remained market concerns throughout the second half of the year. This backdrop cooled investors' previous enthusiasm. Despite finishing the third quarter flat, global equities rose in the fourth quarter. After the Omicron COVID-19 variant quickly spread across the globe following its November discovery, its virulence and transmissibility suggested it would burn out quicker than previous variants, providing markets with some hope at year end.

Credit markets finished the year mixed, with a dispersion of returns among asset types. High yield bonds outpaced their investment grade counterparts by a wide margin in 2021. This is what we would expect in a period in which the default environment was remarkably benign and investors became more apprehensive about elevated inflation and rising interest rates.

Given investors' growing expectation that the Federal Reserve will hike interest rates, there has been continued elevated demand for floating-rate assets. As a result, leveraged loans enjoyed a particularly strong year, benefiting also from record CLO formation. CLOs, CMBS and other securitized credit instruments continued their rebound from the downturn in 2020, ultimately delivering some of the highest returns among credit asset classes in 2021. If interest rates do move higher in the coming months, we believe floating-rate securities are well positioned to outperform again in 2022.

Middle-market leveraged buyout activity was also very strong in 2021, continuing the trend that began at the end of 2020. Strong investor demand has engendered a very competitive market, but the Fund has continued to source attractive floating rate-investment opportunities, including non-sponsor highly negotiated private loans that offer high-single-digit yields.

We expect 2022 to be a year of two halves. During the first half, we expect to see a very favorable backdrop for real assets. The second half is more uncertain. Our base case is for slowing but above-trend economic growth, moderating but above-trend inflationary pressures and higher real rates. We see this backdrop supporting real assets, albeit with more muted return potential and more elevated volatility than in 2021. We also are mindful of the possibility that tighter Federal Reserve policy could slow growth in the second half more than we currently expect. We are monitoring leading indicators for signs of this scenario, which could lead to flatter yield curves and pressure on risk assets in the second half and credit spreads increase.

In addition to performance information and additional discussion on factors impacting the Fund, this report provides the Fund's audited financial statements and schedule of investments as of December 31, 2021.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

2021 Annual Report

LETTER TO SHAREHOLDERS (continued)

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Oaktree Diversified Income Fund Inc.	Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2021 and subject to change based on subsequent developments.

Investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to a Fund and negatively impact Fund performance and the value of an investment in a Fund.

Quasar Distributors, LLC is the distributor of Oaktree Diversified Income Fund Inc.

OAKTREE DIVERSIFIED INCOME FUND INC.

Portfolio Characteristics (Unaudited)

December 31, 2021

ASSETS BY SECTOR[1]
Corporate Credit
— Bank Debt	40.0%
— High Yield	24.7%
— Emerging Markets	6.5%
— Convertible Bonds	3.3%
Total Corporate Credit	74.5%
Securitized Credit
— CLOs	16.1%
— CMBS	4.5%
— RMBS	1.4%
Total Securitized Credit	22.0%
Other	3.5%
Total	100.0%
ASSETS BY GEOGRAPHY[1]
North America	78.0%
Europe Ex UK	8.9%
UK	6.2%
Asia Ex Japan	5.3%
South America	1.3%
Japan	0.3%
Middle East	0.0%
Total	100.0%

1 Percentages are based on total market value of investments.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
BANK LOANS – 37.7%
Aerospace & Defense – 1.7%
AI Convoy Luxembourg Sarl, First Lien Guaranteed Senior Secured B (v) 3 Month EURIBOR + 3.50%	Luxembourg	3.50%	01/20/27	€240	$271,492
Cobham Ultra US Co-Borrower LLC, First Lien Senior Secured B (v) 1 Month LIBOR USD + 3.75%	United States	4.25%	11/17/28	1,000	999,065
Vertex Aerospace Services Corp., First Lien Guaranteed Senior Secured B (v) 1 Month LIBOR USD + 4.00%	United States	4.75%	10/27/28	750	749,813
WP CPP Holdings LLC, First Lien Senior Secured B (v) 3 Month LIBOR USD + 3.75%	United States	4.75%	04/30/25	500	480,625
Total Aerospace & Defense					2,500,995
Beverages – 0.5%
Triton Water Holdings, Inc., First Lien Senior Secured B (v) 1 Month LIBOR USD + 3.50%	United States	4.00%	03/16/28	750	742,969
Biotechnology – 1.0%
Mesoblast, Inc., First Lien (Acquired 12/20/21, Cost $1,532,016) PIK (f) (p)	United States	9.75%	11/19/26	1,575	1,531,682
Chemicals – 0.6%

INEOS Enterprises Holdings II Ltd., First Lien Senior Secured B (v) 3 Month EURIBOR + 3.25%	United Kingdom	3.25%	09/03/26	€250	284,721
INEOS Finance PLC, First Lien Guaranteed Senior Secured B (v) 3 Month EURIBOR + 2.00%	United Kingdom	2.50%	04/01/24	€250	283,435
INEOS Quattro, First Lien Senior Secured B (v) 3 Month EURIBOR + 2.75%	European Union	2.75%	01/20/26	€250	282,890

Total Chemicals					851,046
Commercial Services & Supplies – 3.2%
Access CIG LLC, First Lien Senior Secured (v) 3 Month LIBOR USD + 3.75%	United States	3.95%	02/14/25	1,000	995,090
Allied Universal Holdco LLC, First Lien Guaranteed Senior Secured B (v) 1 Month LIBOR USD + 3.75%	United States	4.25%	05/05/28	998	995,510

Broom Holdings Bidco Ltd., First Lien Guaranteed Senior Secured B (v) 1 Month LIBOR EURO + 3.75%	Ireland	3.75%	07/22/28	€250	285,589
Filtration Group Corp., First Lien Guaranteed Senior Secured B (v) 3 Month EURIBOR + 3.50%	United States	3.50%	03/29/25	€250	284,359

Garda World Security Corp., First Lien Senior Secured B (v) 1 Month LIBOR USD + 4.25%	Canada	4.35%	10/30/26	1,000	999,900
PECF USS Intermediate Holding III Corp., First Lien Senior Secured B (v) 1 Month LIBOR USD + 4.25%	United States	4.75%	11/19/28	1,000	1,002,325

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
BANK LOANS (continued)
Freshworld Holding IV GmbH, First Lien Senior Secured B (v) 3 Month EURIBOR + 3.75%	European Union	3.75%	10/02/26	€250	$283,712
Total Commercial Services & Supplies					4,846,485
Construction & Engineering – 0.9%
ADB Companies LLC, First Lien Guaranteed Senior Secured (f) (v) 1 Month LIBOR USD + 6.25%	United States	6.35%	12/18/25	1,339	1,327,206
Containers & Packaging – 1.8%
Proampac PG Borrower LLC, First Lien Guaranteed Senior Secured B (v) 1 Month LIBOR USD + 3.75%	United States	4.50%	10/30/25	998	999,839
ASP-R-PAC Acquisition Company LLC, First Lien (Acquired 12/29/21, Cost $37,034) (f) (p) (v) 1 Month LIBOR + 6.00%	United States	6.75%	12/29/27	41	40,326
ASP-R-PAC Acquisition Company LLC, First Lien (Acquired 12/29/21, Cost $1,693,690) (f) (p) (v) 1 Month LIBOR + 6.00%	United States	6.75%	12/29/27	1,728	1,693,690
Total Containers & Packaging					2,733,855
Distributors – 1.3%
RelaDyne, Second Lien (Acquired 12/23/21, Cost $1,955,557) (f) (p) (v) SOFR + 7.75%	United States	8.75%	12/23/29	1,996	1,956,080
Diversified Consumer Services – 1.9%
Obol France 3 SAS, First Lien Guaranteed Senior Secured B (v) 3 Month EURIBOR + 4.75%	France	4.17%	12/21/25	€250	279,999
PetVet Care Centers LLC, Second Lien Secured (v) 3 Month LIBOR USD + 6.25%	United States	6.41%	01/31/26	500	502,815
PetVet Care Centers LLC, First Lien Senior Secured B3 (v) 1 Month LIBOR USD + 3.50%	United States	4.25%	02/14/25	500	500,563
Springer Nature Deutschland GmbH, First Lien Senior Secured B17 (v) 3 Month EURIBOR + 3.00%	Germany	3.50%	08/14/26	€250	283,700
Verisure Holding AB, First Lien Senior Secured B (v) 3 Month EURIBOR + 3.50%	Sweden	3.50%	01/19/27	€250	283,184
Apex Group Treasury Ltd., First Lien Guaranteed Senior Secured B (v) 3 Month EURIBOR + 4.00%	Ireland	4.00%	07/22/28	€250	285,006
Apex Group Treasury LLC, First Lien Guaranteed Senior Secured B (v) 1 Month LIBOR USD + 3.75%	United States	4.25%	07/15/28	750	749,768
Total Diversified Financial Services					2,885,035
Diversified Financial Services – 0.2%
Nexus Buyer LLC, Second Lien Secured (v)	United States	6.75%	10/29/29	376	376,705
1 Month LIBOR + 6.25%

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
BANK LOANS (continued)
Diversified Telecommunication Services – 0.4%
Altice France SA, First Lien Senior Secured B12 (v) 3 Month EURIBOR + 3.00%	France	3.00%	01/06/26	€240	$267,443
TDC A/S, First Lien Guaranteed Senior Secured B3 (v) 3 Month EURIBOR + 2.75%	Denmark	2.75%	06/11/25	€250	283,214
Total Diversified Telecommunication Services					550,657
Electronic Equipment, Instruments & Components – 0.7%
LTI Holdings, Inc., First Lien Guaranteed	United States	3.69%	08/13/25	1,000	989,725
Senior Secured B (v) 3 Month LIBOR USD + 3.50%
Energy Equipment & Services – 0.5%
Artera Services LLC, First Lien Guaranteed	United States	4.50%	03/06/25	750	728,205
Senior Secured (v) 1 Month LIBOR USD + 3.50%
Food & Staples Retailing – 0.2%
Bellis Acquisition Company PLC, First Lien	United Kingdom	2.75%	12/31/26	€250	281,778
Senior Secured B (v) 3 Month EURIBOR + 2.75%
Food Products – 0.7%
Shearer's Foods LLC, First Lien Guaranteed	United States	4.25%	09/23/27	1,000	998,330
Senior Secured B (v) 1 Month LIBOR USD + 3.50%
Health Care Equipment & Supplies – 0.2%
Auris Luxembourg III Sarl, First Lien	European Union	4.00%	07/24/25	€250	284,470
Senior Secured B1 (v) 3 Month EURIBOR + 4.00%
Health Care Providers & Services – 2.5%
Elsan SAS, First Lien Guaranteed Senior Secured B (v) 3 Month EURIBOR + 3.50%	France	3.50%	02/08/28	€250	284,525
HomeVi SASU, First Lien Senior Secured B (v) 3 Month EURIBOR + 4.00%	European Union	4.00%	10/31/26	€250	285,436
Baart Programs, Inc., Second Lien Secured DD (v) 1 Month LIBOR + 8.50%	United States	9.50%	06/11/28	1,246	1,239,770
Baart Programs, Inc., First Lien Senior Secured DD (v) 1 Month LIBOR + 5.00%	United States	6.00%	06/11/27	722	718,390
Nidda Healthcare Holding GmbH, First Lien Guaranteed Senior Secured F (v) 3 Month EURIBOR + 3.50%	Germany	3.50%	08/21/26	€250	282,426
US Renal Care, Inc., First Lien Senior Secured B (v) 3 Month LIBOR USD + 5.00%	United States	5.22%	06/13/26	1,000	975,130
Total Health Care Providers & Services					3,785,677
Health Care Technology – 1.6%
MedAssets Software Intermediate Holdings, Inc., Second Lien Secured (v) 1 Month LIBOR USD + 6.75%	United States	7.25%	11/19/29	2,082	2,081,344

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
BANK LOANS (continued)
Solera LLC, First Lien Guaranteed Senior Secured B (v) 3 Month EURIBOR + 4.00%	United States	4.00%	06/02/28	€250	$285,141
Total Health Care Technology					2,366,485
Hotels, Restaurants & Leisure – 3.8%
Alterra Mountain Co, First Lien Senior Secured B (v) 1 Month LIBOR USD + 3.50%	United States	4.00%	07/21/28	1,000	1,000,000
Flynn Restaurant Group LP, First Lien Senior Secured B (v) 1 Month LIBOR USD + 4.25%	United States	4.75%	11/22/28	1,000	989,875
Hurtigruten Group AS, First Lien Guaranteed Senior Secured B (v) 3 Month EURIBOR + 3.50%	Norway	3.50%	02/22/25	€200	213,339
PFNY Holdings LLC, First Lien (Acquired 12/20/21, Cost $3,556,718) (f) (p) (v) 1 Month LIBOR + 7.00%	United States	8.00%	12/31/26	3,640	3,567,580
Total Hotels, Restaurants & Leisure					5,770,794
Insurance – 0.7%
HUB International Ltd., First Lien Guaranteed	United States	4.00%	04/25/25	1,000	1,001,195
Senior Secured B3 (v) 1 Month LIBOR USD + 3.25%
Machinery – 0.2%
Delachaux Group SA, First Lien Senior Secured B1 (v)	France	3.75%	03/28/26	€250	284,721
3 Month EURIBOR + 3.75%
Media – 0.6%
Directv Financing LLC, First Lien Senior Secured (v)	United States	5.75%	07/22/27	978	979,660
1 Month LIBOR USD + 5.00%
Metals & Mining – 0.6%
SCIH Salt Holdings, Inc., First Lien Guaranteed	United States	4.75%	03/16/27	997	988,858
Senior Secured B (v) 1 Month LIBOR USD + 4.00%
Multiline Retail – 0.2%
Amer Sports Holding Oy, First Lien Guaranteed	European Union	4.50%	02/26/26	€250	285,034
Senior Secured B (v) 3 Month EURIBOR + 4.50%
Oil, Gas & Consumable Fuels – 3.3%
Freeport LNG Investments LLLP, First Lien Guaranteed Senior Secured B (v) 1 Month LIBOR USD + 3.50%	United States	4.00%	11/17/28	1,000	991,720
Parkway Generation LLC, First Lien Senior Secured B (v) 1 Month LIBOR USD + 4.75%	United States	5.50%	11/05/28	877	873,079
Parkway Generation LLC, First Lien Senior Secured B (v) 1 Month LIBOR USD + 4.75%	United States	5.50%	11/05/28	123	122,231
Touchstone Acquisition LLC, First Lien Senior Secured (v) 1 Month LIBOR + 6.00%	United States	6.75%	12/21/28	3,014	2,953,720
Total Oil, Gas & Consumable Fuels					4,940,750

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
BANK LOANS (continued)
Pharmaceuticals – 0.4%
Antigua Bidco Ltd., First Lien Senior Secured B (v) 3 Month EURIBOR + 4.00%	United Kingdom	4.00%	08/07/26	€250	$284,822
Cheplapharm Arzneimittel GmbH, First Lien Senior Secured B4 (v) 3 Month EURIBOR + 3.50%	European Union	3.50%	07/20/25	€250	284,596
Total Pharmaceuticals					569,418
Professional Services – 0.7%
CoreLogic, Inc., First Lien Guaranteed	United States	4.00%	06/02/28	998	997,999
Senior Secured B (v) 1 Month LIBOR USD + 3.50%
Software – 7.1%
BYJU's Alpha, Inc., First Lien Guaranteed Senior Secured B (v) 1 Month LIBOR USD + 5.50%	United States	6.25%	11/05/26	450	456,561
ION Corporate Solutions Finance Sarl, First Lien Guaranteed Senior Secured B (v) 3 Month EURIBOR + 3.75%	Luxembourg	3.75%	03/04/28	€250	285,336
Ivanti Software, Inc., First Lien Senior Secured B (v) 1 Month LIBOR USD + 4.00%	United States	4.75%	12/01/27	2,000	2,005,620
LogMeIn, Inc., First Lien Guaranteed Senior Secured B (v) 1 Month LIBOR USD + 4.75%	United States	4.85%	08/14/27	2,000	1,991,660
Mitchell International, Inc., First Lien Guaranteed Senior Secured B (v) 1 Month LIBOR USD + 3.75%	United States	4.25%	10/01/28	1,000	995,625
OEConnection LLC, Second Lien Secured B (Acquired 12/17/21, Cost $2,449,020) (f) (p) (v) 1 Month LIBOR + 7.00%	United States	7.00%	09/26/27	2,499	2,449,020
Sitel Group SA, First Lien Senior Secured B (v) 3 Month EURIBOR + 3.75%	European Union	3.75%	07/27/28	€250	285,265
Skopima Consilio Parent LLC, First Lien Guaranteed Senior Secured (v) 1 Month LIBOR USD + 4.00%	United States	4.50%	04/30/28	1,000	995,105
UKG, Inc., Second Lien Secured (v) 1 Month LIBOR USD + 5.25%	United States	5.75%	05/03/27	500	503,023
UKG, Inc., First Lien Guaranteed Senior Secured (v) 1 Month LIBOR USD + 3.25%	United States	3.75%	05/03/26	750	747,341
Total Software					10,714,556
Technology Hardware, Storage & Peripherals – 0.2%
Castle US Holding Corp., First Lien Guaranteed Senior Secured B (v) 3 Month EURIBOR + 3.75%	United States	3.75%	01/21/27	€250	284,545
TOTAL BANK LOANS (Cost $56,404,910)					56,554,915

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
CORPORATE BONDS – 29.3%
Aerospace & Defense – 0.5%
Bombardier, Inc. (e)	Canada	7.13%	06/15/26	240	$249,289
TransDigm, Inc.	United States	5.50%	11/15/27	360	371,439
TransDigm, Inc. (e)	United States	6.25%	03/15/26	95	98,861
Total Aerospace & Defense					719,589
Airlines – 0.1%
Hawaiian Brand Intellectual Property Ltd. (e)	Cayman Islands	5.75%	01/20/26	150	157,139
Auto Components – 0.2%
Dana Financing Luxembourg Sarl	Luxembourg	3.00%	07/15/29	€100	115,378
Grupo Antolin-Irausa SA	Spain	3.38%	04/30/26	€100	110,982
Renk AG/Frankfurt am Main	Germany	5.75%	07/15/25	€100	118,432
Total Auto Components					344,792
Beverages – 0.1%
Primo Water Holdings, Inc.	United States	3.88%	10/31/28	€100	116,667
Building Products – 0.1%
Standard Industries, Inc.	United States	2.25%	11/21/26	€100	111,875
Capital Markets – 0.4%
Huarong Finance Company Ltd. (v)	Virgin Islands	4.50%	Perpetual	630	633,150
Fixed until 01/24/22, then 5 Year U.S. Treasury Yield Curve + 7.77%	(British)
Chemicals – 0.5%
Diamond BC BV (e)	Netherlands	4.63%	10/01/29	245	243,404
INEOS Finance PLC	United Kingdom	2.88%	05/01/26	€100	115,088
INEOS Quattro Finance 1 PLC	United Kingdom	3.75%	07/15/26	100	114,740
Olympus Water US Holding Corp. (e)	United States	4.25%	10/01/28	280	278,851
Olympus Water US Holding Corp. (e)	United States	6.25%	10/01/29	60	58,584
Total Chemicals					810,667
Commercial Services & Supplies – 2.0%
Allied Universal Holdco LLC (e)	United States	4.63%	06/01/28	405	405,456
GFL Environmental, Inc. (e)	Canada	4.75%	06/15/29	265	267,724
Hurricane Finance PLC	United Kingdom	8.00%	10/15/25	£100	142,214
Iron Mountain, Inc. (e)	United States	5.00%	07/15/28	435	447,617
LABL, Inc. (e)	United States	5.88%	11/01/28	445	459,463
Paprec Holding SA	France	3.50%	07/01/28	€100	115,683
Prime Security Services Borrower LLC (e)	United States	6.25%	01/15/28	485	506,473
TMS International Corp. (e)	United States	6.25%	04/15/29	165	164,407
WASH Multifamily Acquisition, Inc. (e)	United States	5.75%	04/15/26	430	452,444
Total Commercial Services & Supplies					2,961,481
Communications Equipment – 0.3%
CommScope Technologies LLC (e)	United States	6.00%	06/15/25	260	260,290
CommScope, Inc. (e)	United States	4.75%	09/01/29	75	74,666
CommScope, Inc. (e)	United States	6.00%	03/01/26	95	97,978
Total Communications Equipment					432,934

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
CORPORATE BONDS (continued)
Construction & Engineering – 0.5%
Great Lakes Dredge & Dock Corp. (e)	United States	5.25%	06/01/29	340	$350,712
Pike Corp. (e)	United States	5.50%	09/01/28	440	441,628
Total Construction & Engineering					792,340
Consumer Finance – 0.1%
FirstCash, Inc. (e)	United States	5.63%	01/01/30	220	224,574
Containers & Packaging – 0.7%
ARD Finance SA (e)	Luxembourg	6.50%	06/30/27	260	268,070
Graham Packaging Company, Inc. (e)	United States	7.13%	08/15/28	285	295,403
Intelligent Packaging Limited Finco, Inc. (e)	Canada	6.00%	09/15/28	435	448,050
Trivium Packaging Finance BV	Netherlands	3.75%	08/15/26	€100	115,660
Total Containers & Packaging					1,127,183
Diversified Consumer Services – 0.2%
AA Bond Company Ltd.	Jersey	6.50%	01/31/26	£100	137,946
Verisure Midholding AB	Sweden	5.25%	02/15/29	€100	115,802
Total Diversified Consumer Services					253,748
Diversified Telecommunication Services – 1.8%
Altice Financing SA	Luxembourg	3.00%	01/15/28	€100	108,245
Altice France SA	France	4.13%	01/15/29	€100	113,437
Consolidated Communications, Inc. (e)	United States	6.50%	10/01/28	380	403,750
eircom Finance DAC	Ireland	3.50%	05/15/26	€100	116,050
Frontier Communications Holdings LLC (e)	United States	5.00%	05/01/28	290	299,225
Frontier Communications Holdings LLC (e)	United States	6.75%	05/01/29	155	161,437
Iliad Holding SASU (e)	France	6.50%	10/15/26	360	378,753
Lorca Telecom Bondco SA	Spain	4.00%	09/18/27	€100	115,989
Telecom Argentina SA	Argentina	8.00%	07/18/26	1,000	954,290
Ziggo Bond Company BV	Netherlands	3.38%	02/28/30	€100	111,299
Total Diversified Telecommunication Services					2,762,475
Electric Utilities – 0.2%
PG&E Corp.	United States	5.00%	07/01/28	235	247,591
Electrical Equipment – 0.3%
APX Group, Inc. (e)	United States	6.75%	02/15/27	425	446,715
Electronic Equipment, Instruments & Components – 0.1%
Centurion Bidco SpA	Italy	5.88%	09/30/26	€100	117,550
Energy Equipment & Services – 0.2%
Nabors Industries, Inc. (e)	United States	7.38%	05/15/27	95	98,438
Precision Drilling Corp. (e)	Canada	7.13%	01/15/26	245	249,896
Total Energy Equipment & Services					348,334
Entertainment – 0.1%
Banijay Entertainment SASU	France	3.50%	03/01/25	€100	114,701
Equity Real Estate Investment Trusts (REITs) – 0.3%
American Finance Trust, Inc. (e)	United States	4.50%	09/30/28	395	398,506

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
CORPORATE BONDS (continued)
Food & Staples Retailing – 0.2%
Performance Food Group, Inc. (e)	United States	5.50%	10/15/27	335	$349,996
Food Products – 0.3%
Post Holdings, Inc. (e)	United States	5.63%	01/15/28	430	456,415
Gas Utilities – 0.3%
CQP Holdco LP (e)	United States	5.50%	06/15/31	165	172,478
Suburban Propane Partners LP (e)	United States	5.00%	06/01/31	220	222,848
Total Gas Utilities					395,326
Health Care Equipment & Supplies – 0.3%
Mozart Debt Merger Sub, Inc. (e)	United States	5.25%	10/01/29	395	401,209
Health Care Providers & Services – 1.8%
Acadia Healthcare Company, Inc. (e)	United States	5.00%	04/15/29	245	252,110
Acadia Healthcare Company, Inc. (e)	United States	5.50%	07/01/28	215	226,296
CAB SELAS	France	3.38%	02/01/28	€100	114,110
Chrome Bidco SASU	France	3.50%	05/31/28	€100	115,062
CHS/Community Health Systems, Inc. (e)	United States	5.63%	03/15/27	335	354,949
MEDNAX, Inc. (e)	United States	6.25%	01/15/27	425	445,170
ModivCare Escrow Issuer, Inc. (e)	United States	5.00%	10/01/29	345	352,859
Nidda Healthcare Holding GmbH	Germany	3.50%	09/30/24	€100	113,428
Ortho-Clinical Diagnostics, Inc. (e)	United States	7.25%	02/01/28	350	376,765
Tenet Healthcare Corp. (e)	United States	6.13%	10/01/28	285	301,603
Total Health Care Providers & Services					2,652,352
Health Care Technology – 0.1%
MPH Acquisition Holdings LLC (e)	United States	5.50%	09/01/28	160	162,442
Hotels, Restaurants & Leisure – 1.5%
Bloomin' Brands, Inc. (e)	United States	5.13%	04/15/29	220	223,756
Carnival Corp. (e)	Panama	6.00%	05/01/29	265	264,198
Cirsa Finance International Sarl	Luxembourg	4.50%	03/15/27	€100	111,786
Everi Holdings, Inc. (e)	United States	5.00%	07/15/29	345	349,018
Gamma Bidco SpA	Italy	5.13%	07/15/25	€100	114,968
Hilton Grand Vacations Borrower Escrow LLC (e)	United States	5.00%	06/01/29	215	220,709
Legends Hospitality Holding Company LLC (e)	United States	5.00%	02/01/26	440	442,783
SeaWorld Parks & Entertainment, Inc. (e)	United States	5.25%	08/15/29	265	270,237
Station Casinos LLC (e)	United States	4.63%	12/01/31	175	176,733
TUI Cruises GmbH	Germany	6.50%	05/15/26	€100	113,636
Total Hotels, Restaurants & Leisure					2,287,824
Household Durables – 0.4%
Shea Homes LP (e)	United States	4.75%	02/15/28	345	353,291
Victoria PLC	United Kingdom	3.63%	08/24/26	€100	115,811
Weekley Homes LLC (e)	United States	4.88%	09/15/28	185	190,829
Total Household Durables					659,931
Household Products – 0.1%
Energizer Gamma Acquisition BV	Netherlands	3.50%	06/30/29	€100	110,479

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
CORPORATE BONDS (continued)
Independent Power and Renewable Electricity Producers – 0.9%
Calpine Corp. (e)	United States	5.13%	03/15/28	350	$355,873
Genneia SA	Argentina	8.75%	09/02/27	1,000	945,000
Total Independent Power and Renewable Electricity Producers					1,300,873
Insurance – 0.3%
AssuredPartners, Inc. (e)	United States	5.63%	01/15/29	250	243,544
HUB International Ltd. (e)	United States	7.00%	05/01/26	190	195,467
HUB International Ltd. (e)	United States	5.63%	12/01/29	75	77,381
Total Insurance					516,392
IT Services – 0.6%
Ahead DB Holdings LLC (e)	United States	6.63%	05/01/28	340	337,928
Sabre GLBL, Inc. (e)	United States	7.38%	09/01/25	150	156,954
VM Consolidated, Inc. (e)	United States	5.50%	04/15/29	440	442,825
Total IT Services					937,707
Leisure Products – 0.2%
Vista Outdoor, Inc. (e)	United States	4.50%	03/15/29	295	297,291
Machinery – 0.1%
IMA Industria Macchine Automatiche SpA	Italy	3.75%	01/15/28	€100	113,360
Media – 1.4%
Cablevision Lightpath LLC (e)	United States	5.63%	09/15/28	350	345,525
Directv Financing LLC (e)	United States	5.88%	08/15/27	435	445,962
DISH DBS Corp. (e)	United States	5.25%	12/01/26	195	198,444
DISH DBS Corp. (e)	United States	5.75%	12/01/28	25	25,297
Gray Television, Inc. (e)	United States	4.75%	10/15/30	160	159,273
iHeartCommunications, Inc. (e)	United States	5.25%	08/15/27	360	374,796
iHeartCommunications, Inc.	United States	6.38%	05/01/26	95	98,667
Scripps Escrow II, Inc. (e)	United States	5.38%	01/15/31	130	132,307
Univision Communications, Inc. (e)	United States	6.63%	06/01/27	145	156,385
Virgin Media Vendor Financing Notes III DAC	Ireland	4.88%	07/15/28	£100	135,846
Total Media					2,072,502
Metals & Mining – 1.7%
Arconic Corp. (e)	United States	6.13%	02/15/28	425	452,999
Constellium SE (e)	France	5.63%	06/15/28	260	273,771
Mineral Resources Ltd. (e)	Australia	8.13%	05/01/27	60	64,799
Vedanta Resources Finance II PLC	United Kingdom	13.88%	01/21/24	1,600	1,699,928
Total Metals & Mining					2,491,497
Oil, Gas & Consumable Fuels – 1.5%
Ascent Resources Utica Holdings LLC (e)	United States	7.00%	11/01/26	215	218,217
Citgo Holding, Inc.	United States	9.25%	08/01/24	460	462,813
CITGO Petroleum Corp. (e)	United States	7.00%	06/15/25	360	370,870
Colgate Energy Partners III LLC (e)	United States	5.88%	07/01/29	195	201,127
CrownRock LP (e)	United States	5.63%	10/15/25	240	245,681
Hess Midstream Operations LP (e)	United States	5.13%	06/15/28	235	245,037
Hess Midstream Operations LP (e)	United States	5.63%	02/15/26	140	144,357

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
CORPORATE BONDS (continued)
Strathcona Resources Ltd. (e)	Canada	6.88%	08/01/26	195	$191,872
Vine Energy Holdings LLC (e)	United States	6.75%	04/15/29	230	249,954
Total Oil, Gas & Consumable Fuels					2,329,928
Paper & Forest Products – 0.3%
Mercer International, Inc.	United States	5.50%	01/15/26	440	446,657
Personal Products – 0.4%
Coty, Inc. (e)	United States	5.00%	04/15/26	215	221,757
Edgewell Personal Care Co. (e)	United States	5.50%	06/01/28	355	377,305
Total Personal Products					599,062
Pharmaceuticals – 0.3%
Bausch Health Companies, Inc. (e)	Canada	4.88%	06/01/28	270	275,889
Cheplapharm Arzneimittel GmbH	Germany	4.38%	01/15/28	€100	119,035
Gruenenthal GmbH	Germany	4.13%	05/15/28	€100	117,694
Total Pharmaceuticals					512,618
Professional Services – 0.1%
Summer BC Holdco B SARL	Luxembourg	5.75%	10/31/26	€100	118,894
Real Estate Management & Development – 5.0%
CIFI Holdings Group Company Ltd.	Cayman Islands	6.00%	07/16/25	400	388,000
CIFI Holdings Group Company Ltd.	Cayman Islands	6.45%	11/07/24	200	197,500
Cushman & Wakefield US Borrower LLC (e)	United States	6.75%	05/15/28	210	224,999
Huarong Universe Investment Holding Ltd.	Virgin Islands (British)	1.63%	12/05/22	€1,000	1,053,293
Hunt Companies, Inc. (e)	United States	5.25%	04/15/29	355	350,186
Kennedy-Wilson, Inc.	United States	4.75%	03/01/29	155	158,723
Logan Group Company Ltd.	Cayman Islands	5.75%	01/14/25	200	192,550
Logan Group Company Ltd.	Cayman Islands	6.90%	06/09/24	200	195,940
OWS Cre Funding I LLC (e) (v) 1 Month LIBOR USD + 4.90%	United States	5.01%	09/15/23	2,500	2,507,825
RKPF Overseas Ltd.	Virgin Islands (British)	5.90%	03/05/25	500	482,845
RKPF Overseas Ltd.	Virgin Islands (British)	6.00%	09/04/25	500	482,386
Samhallsbyggnadsbolaget i Norden AB (v) Fixed until 01/30/27, then 5 Year Swap Rate EUR + 3.22%	Sweden	2.88%	Perpetual	€100	110,739
Shimao Group Holdings Ltd.	Cayman Islands	5.20%	01/16/27	1,210	741,125
Shimao Group Holdings Ltd.	Cayman Islands	5.60%	07/15/26	400	248,000
Shimao Group Holdings Ltd.	Cayman Islands	6.13%	02/21/24	370	239,945
Total Real Estate Management & Development					7,574,056
Road & Rail – 0.1%
The Hertz Corp. (e)	United States	4.63%	12/01/26	200	201,517
Software – 0.7%
Acuris Finance US, Inc. (e)	United States	5.00%	05/01/28	395	393,626
Brunello Bidco SpA	Italy	3.50%	02/15/28	€100	113,029

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
CORPORATE BONDS (continued)
Cedacri Mergeco SPA (v) 3 Month EURIBOR + 4.63%	Italy	4.63%	05/15/28	€100	$114,358
NCR Corp. (e)	United States	6.13%	09/01/29	420	450,581
Total Software					1,071,594
Specialty Retail – 0.6%
Academy Ltd. (e)	United States	6.00%	11/15/27	420	448,642
At Home Group, Inc. (e)	United States	4.88%	07/15/28	220	217,061
At Home Group, Inc. (e)	United States	7.13%	07/15/29	65	63,954
eG Global Finance PLC	United Kingdom	6.25%	10/30/25	€100	117,265
Total Specialty Retail					846,922
Technology Hardware, Storage & Peripherals – 0.3%
Xerox Holdings Corp. (e)	United States	5.50%	08/15/28	390	411,637
Textiles, Apparel & Luxury Goods – 0.1%
Afflelou SAS	France	4.25%	05/19/26	€100	116,081
Thrifts & Mortgage Finance – 0.2%
Nationstar Mortgage Holdings, Inc. (e)	United States	5.75%	11/15/31	120	119,569
Nationstar Mortgage Holdings, Inc. (e)	United States	6.00%	01/15/27	140	145,991
Total Thrifts & Mortgage Finance					265,560
Trading Companies & Distributors – 0.6%
Fortress Transportation and Infrastructure Investors LLC (e)	United States	5.50%	05/01/28	350	357,374
Loxam SAS	France	3.75%	07/15/26	€100	115,985
Unifrax Escrow Issuer Corp. (e)	United States	5.25%	09/30/28	450	455,715
Total Trading Companies & Distributors					929,074
Wireless Telecommunication Services – 0.2%
Matterhorn Telecom SA	Luxembourg	4.00%	11/15/27	€100	116,580
Vodafone Group PLC (v) 5 Year Swap Rate EUR + 3.23%	United Kingdom	3.00%	08/27/80	€100	115,060
Total Wireless Telecommunication Services					231,640
TOTAL CORPORATE BONDS (Cost $44,124,391)					43,982,847
CONVERTIBLE BONDS – 3.3%
Aerospace & Defense – 0.0%
Safran SA	France	0.88%	05/15/27	€39	61,288
Air Freight & Logistics – 0.1%
Deutsche Post AG (Acquired 11/17/21,	Germany	0.05%	06/30/25	€100	136,141
Cost $137,845) (p)
Auto Components – 0.1%
Pirelli & C SpA	Italy	0.00%	12/22/25	€100	132,660
Automobiles – 0.0%
Ford Motor Co. (e)	United States	0.00%	03/15/26	38	52,464

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
CONVERTIBLE BONDS (continued)
Banks – 0.2%
JPMorgan Chase Bank NA	United States	0.00%	06/10/24	€100	$132,257
JPMorgan Chase Financial Company LLC (e)	United States	0.25%	05/01/23	75	83,109
Total Banks					215,366
Biotechnology – 0.1%
Exact Sciences Corp.	United States	0.38%	03/15/27	50	51,125
Halozyme Therapeutics, Inc. (e)	United States	0.25%	03/01/27	30	26,869
Insmed, Inc.	United States	0.75%	06/01/28	40	43,540
Travere Therapeutics, Inc.	United States	2.50%	09/15/25	45	49,698
Total Biotechnology					171,232
Capital Markets – 0.1%
SBI Holdings, Inc.	Japan	0.00%	07/25/25	¥10,000	102,799
Chemicals – 0.1%
RAG-Stiftung	Germany	0.00%	06/17/26	€100	129,413
Communications Equipment – 0.0%
Lumentum Holdings, Inc.	United States	0.50%	12/15/26	43	53,696
Consumer Finance – 0.1%
SoFi Technologies, Inc. (e)	United States	0.00%	10/15/26	35	36,314
Upstart Holdings, Inc. (e)	United States	0.25%	08/15/26	27	25,920
Total Consumer Finance					62,234
Diversified Telecommunication Services – 0.1%
Cellnex Telecom SA (Acquired 11/02/21,	Spain	0.75%	11/20/31	€100	112,327
Cost $114,464) (p)
Electrical Equipment – 0.1%
Array Technologies, Inc. (e)	United States	1.00%	12/01/28	31	29,466
Prysmian SpA	Italy	0.00%	02/02/26	€100	123,128
Schneider Electric SE	France	0.00%	06/15/26	€21	54,494
Total Electrical Equipment					207,088
Equity Real Estate Investment Trusts (REITs) – 0.0%
Pebblebrook Hotel Trust	United States	1.75%	12/15/26	41	45,352
Health Care Equipment & Supplies – 0.2%
Dexcom, Inc.	United States	0.25%	11/15/25	25	29,797
DiaSorin SpA	Italy	0.00%	05/05/28	€100	125,859
GN Store Nord AS	Denmark	0.00%	05/21/24	€100	126,408
Total Health Care Equipment & Supplies					282,064
Health Care Providers & Services – 0.1%
Guardant Health, Inc.	United States	0.00%	11/15/27	29	29,482
Ship Healthcare Holdings, Inc.	Japan	0.00%	12/13/23	¥10,000	98,235
Total Health Care Providers & Services					127,717

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
CONVERTIBLE BONDS (continued)
Hotels, Restaurants & Leisure – 0.1%
Marriott Vacations Worldwide Corp. (e)	United States	0.00%	01/15/26	75	$88,143
Vail Resorts, Inc.	United States	0.00%	01/01/26	75	80,308
Total Hotels, Restaurants & Leisure					168,451
Independent Power and Renewable Electricity Producers – 0.0%
NextEra Energy Partners LP (e)	United States	0.00%	11/15/25	42	48,069
Interactive Media & Services – 0.1%
Snap, Inc. (e)	United States	0.00%	05/01/27	50	48,602
Twitter, Inc.	United States	0.25%	06/15/24	64	69,890
Total Interactive Media & Services					118,492
Internet & Direct Marketing Retail – 0.3%
Delivery Hero SE	Germany	0.88%	07/15/25	€100	110,444
Etsy, Inc. (e)	United States	0.25%	06/15/28	26	30,695
Just Eat Takeaway.com NV	Netherlands	2.25%	01/25/24	€100	120,273
Mercari, Inc.	Japan	0.00%	07/14/26	¥10,000	91,519
Zalando SE	Germany	0.05%	08/06/25	€100	124,522
Total Internet & Direct Marketing Retail					477,453
IT Services – 0.2%
Akamai Technologies, Inc.	United States	0.38%	09/01/27	69	81,033
Atos SE	France	0.00%	11/06/24	€100	122,168
DigitalOcean Holdings, Inc. (e)	United States	0.00%	12/01/26	14	12,452
Okta, Inc.	United States	0.38%	06/15/26	29	34,655
Shift4 Payments, Inc. (e)	United States	0.00%	12/15/25	21	22,247
Total IT Services					272,555
Life Sciences Tools & Services – 0.2%
QIAGEN NV	Netherlands	0.00%	12/17/27	200	214,296
Machinery – 0.0%
John Bean Technologies Corp. (e)	United States	0.25%	05/15/26	36	39,744
Media – 0.0%
DISH Network Corp.	United States	2.38%	03/15/24	8	7,690
TechTarget, Inc. (e)	United States	0.00%	12/15/26	23	22,972
Total Media					30,662
Metals & Mining – 0.0%
First Majestic Silver Corp. (e)	Canada	0.38%	01/15/27	23	22,425
Multi-Utilities – 0.0%
Veolia Environnement SA	France	0.00%	01/01/25	€126	54,299
Personal Products – 0.0%
The Beauty Health Co. (e)	United States	1.25%	10/01/26	44	46,821
Pharmaceuticals – 0.1%
Jazz Investments I Ltd.	Bermuda	2.00%	06/15/26	75	85,031
Professional Services – 0.0%
Upwork, Inc. (e)	United States	0.25%	08/15/26	37	34,077

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)		Value
CONVERTIBLE BONDS (continued)
Real Estate Management & Development – 0.3%
Crystal Idea Group Ltd.	Virgin Islands (British)	2.25%	10/31/22	HK$	2,000	$224,173
IWG International Holdings	Luxembourg	0.50%	12/09/27		£100	127,222
Redfin Corp. (e)	United States	0.50%	04/01/27		33	26,932
Total Real Estate Management & Development						378,327
Semiconductors & Semiconductor Equipment – 0.2%
Enphase Energy, Inc. (e)	United States	0.00%	03/01/28		32	33,168
MACOM Technology Solutions Holdings, Inc. (e)	United States	0.25%	03/15/26		24	28,215
Rohm Company Ltd.	Japan	0.00%	12/05/24		¥10,000	94,215
SCREEN Holdings Company Ltd.	Japan	0.00%	06/11/25		¥10,000	104,103
Total Semiconductors & Semiconductor Equipment						259,701
Software – 0.3%
Avalara, Inc. (e)	United States	0.25%	08/01/26		48	44,544
Bentley Systems, Inc. (e)	United States	0.38%	07/01/27		65	60,125
Coupa Software, Inc.	United States	0.38%	06/15/26		42	39,900
Nice Ltd.	Israel	0.00%	09/15/25		49	59,749
Nutanix, Inc. (e)	United States	0.25%	10/01/27		45	41,175
Pegasystems, Inc.	United States	0.75%	03/01/25		41	43,513
RingCentral, Inc.	United States	0.00%	03/15/26		50	44,524
Splunk, Inc.	United States	1.13%	09/15/25		75	82,785
Tyler Technologies, Inc. (e)	United States	0.25%	03/15/26		43	52,821
Total Software						469,136
Textiles, Apparel & Luxury Goods – 0.1%
Selena Sarl	France	0.00%	06/25/25		€100	145,178
Trading Companies & Distributors – 0.1%
Seven Group Holdings Ltd.	Australia	2.20%	03/05/25	A$	200	155,932
TOTAL CONVERTIBLE BONDS (Cost $5,045,178)						4,912,490
SECURITIZED CREDIT – 20.8%
Collateralized Loan Obligations – 15.2%
Anchorage Capital CLO Ltd. (e) (v) 3 Month LIBOR USD + 3.72%	Cayman Islands	3.88%	01/19/35		1,500	1,492,977
Anchorage Capital CLO Ltd. (e) (v) 3 Month LIBOR USD + 7.35%	Cayman Islands	7.48%	10/27/34		1,500	1,488,349
Anchorage Capital CLO Ltd. (e) (v) 3 Month LIBOR USD + 7.35%	Cayman Islands	7.51%	01/19/35		1,000	994,835
Anchorage Credit Funding Ltd. (e)	Cayman Islands	6.85%	04/25/37		1,000	935,238
Columbia Cent CLO Ltd. (e) (v) 3 Month LIBOR USD + 6.17%	Cayman Islands	6.31%	11/07/30		1,000	899,847
Elevation CLO Ltd. (e) (v) 3 Month LIBOR USD + 7.20%	Cayman Islands	7.32%	10/20/34		2,000	1,938,468
ICG US CLO Ltd. (e) (v) 3 Month LIBOR USD + 3.60%	Cayman Islands	3.72%	01/20/35		1,000	996,519
ICG US CLO Ltd. (e) (v) 3 Month LIBOR USD + 7.45%	Cayman Islands	7.57%	01/20/35		1,000	987,092

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Maturity Date	Principal Amount (000s)(a)	Value
SECURITIZED CREDIT (continued)
Marble Point CLO Ltd. (e) (v) 3 Month LIBOR USD + 7.29%	Cayman Islands	7.38%	01/22/35	2,000	$1,940,000
OAK Hill European Credit Partners V Designated Activity Co (e) (v) 3 Month EURIBOR + 6.37%	Ireland	6.37%	01/21/35	€1,750	1,960,502
OAK Hill European Credit Partners V Designated Activity Co (e) (v) 3 Month EURIBOR + 8.87%	Ireland	8.87%	01/21/35	€1,000	1,114,170
Palmer Square European CLO (e) (v) 3 Month EURIBOR + 6.36%	Ireland	6.36%	01/21/35	€1,200	1,347,006
Palmer Square European CLO (e) (v) 3 Month EURIBOR + 8.85%	Ireland	8.85%	01/21/35	€1,750	1,932,451
Toro European CLO (v) 3 Month EURIBOR + 6.30%	Ireland	6.30%	07/15/34	€1,500	1,663,635
Trimaran Cavu Ltd. (e) (v) 3 Month LIBOR USD + 7.37%	Cayman Islands	7.47%	01/18/35	1,200	1,182,000
Trinitas CLO Ltd. (e) (v) 3 Month LIBOR USD + 3.60%	Cayman Islands	3.85%	01/20/35	2,000	1,994,168
Total Collateralized Loan Obligations					22,867,257
Mortgage-Backed Securities – 5.6%
BX Commercial Mortgage Trust (e) (v) 1 Month LIBOR USD + 3.60%	United States	3.71%	04/15/34	1,000	989,017
BX Trust (e) (v) 1 Month LIBOR USD + 4.03%	United States	4.14%	09/15/34	470	469,925
DBGS Mortgage Trust (e) (v) 1 Month LIBOR USD + 4.15%	United States	4.26%	10/15/36	1,000	1,000,888
Great Wolf Trust (e) (s) (v) 1 Month LIBOR USD + 3.13%	United States	3.24%	12/15/36	1,000	957,198
Hilton USA Trust (e)	United States	6.16%	11/05/35	1,000	999,405
J.P. Morgan Chase Commercial Mortgage Securities Trust (e) (v) 1 Month LIBOR USD + 4.27%	United States	4.38%	11/15/38	1,000	990,754
PRPM LLC (e) (s)	United States	4.83%	10/25/26	1,000	994,970
SREIT Trust (e) (v) 1 Month LIBOR USD + 3.92%	United States	4.02%	11/15/36	1,000	996,895
Western Mortgage Reference Notes (e) (v) Secured Overnight Financial Rate + 5.35%	United States	5.40%	07/25/59	1,000	1,000,000
Total Mortgage-Backed Securities					8,399,052
TOTAL SECURITIZED CREDIT (Cost $31,263,533)					31,266,309

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Description/ Spread Above Index	Country	Rate	Shares	Value
COMMON STOCKS – 0.1%
Distributors – 0.1%
RelaDyne (Acquired 12/23/21, Cost $200,000) (f) (n) (p)	United States		2,000	$200,000
TOTAL COMMON STOCKS (Cost $200,000)				200,000
MONEY MARKET FUND – 3.2%
First American Government Obligations Fund, X Class (y)	United States	0.03%	4,754,214	4,754,214
TOTAL MONEY MARKET FUND (Cost $4,754,214)				4,754,214
Total Investments – 94.4% (Cost $141,792,226)				141,670,775
Other Assets in Excess of Liabilities – 5.6%				8,421,650
TOTAL NET ASSETS – 100.0%				$150,092,425

The following notes should be read in conjunction with the accompanying Schedule of Investments.

EURIBOR  — Euro Interbank Offered Rate

LIBOR  — London Interbank Offered Rate

LLC  — Limited Liability Company

LP  — Limited Partnership

PIK  — Payment in-kind security

SOFR  — Secured Overnight Financing Rate

USD  — United States Dollar

(a)  — USD unless noted otherwise.

(e)  — Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the total value of all such securities was $59,642,104 or 39.7% of net assets.

(f)  — Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2021, the total value of all such securities was $12,765,584 or 8.5% of net assets. These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs.

(p)  — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of December 31, 2021, the total value of all such securities was $11,686,846 or 7.8% of net assets.

(s)  — Security is a "step up" bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2021.

(v)  — Variable rate security – Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.

(y)  — The rate quoted is the annualized seven-day yield as of December 31, 2021.

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2021

Forward Currency Contracts:

All forward currency contracts were entered into with State Street Bank & Trust Company as the counterparty. As of December 31, 2021, the following forward currency contracts were outstanding:

Settlement Date	Currency to be Delivered	U.S. $ Value at December 31, 2021	Currency to be Received	U.S. $ Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Australian 01/19/22 3,207 U.S. Dollars	$3,207	4,495	Dollars	$3,271	$64
01/19/22 15,601 U.S. Dollars	15,601	11,681	British Pounds	15,810	209
01/19/22 52,679 U.S. Dollars	52,679	46,456	Euros	52,911	232
Hong Kong 01/19/22 54,572 U.S. Dollars	54,572	425,625	Dollars	54,586	14
Australian 01/19/22 224,974 Dollars	163,690	162,841	U.S. Dollars	162,841	(849)
Hong Kong 01/19/22 2,202,750 Dollars	282,502	282,617	U.S. Dollars	282,617	115
01/19/22 288,277 U.S. Dollars	288,277	33,104,757	Japanese Yen	287,836	(441)
01/19/22 516,000 British Pounds	698,401	694,468	U.S. Dollars	694,468	(3,933)
01/19/22 89,363,758 Japanese Yen	776,989	785,359	U.S. Dollars	785,359	8,370
01/19/22 13,720,500 Euros	15,626,846	15,594,343	U.S. Dollars	15,594,343	(32,503)
				Total	$(28,722)

Credit Default Swap Contracts — Sell Protection(1):

As of December 31, 2021, the following credit default swap contracts were outstanding:

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Paid	Value(3)	Unrealized Appreciation
Markit CDX. NA.HY.37	Morgan Stanley	5.00%	12/20/26	$12,500,000	$1,055,231	$1,170,400	$115,169

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer or pay as a seller of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in securities, at value (Cost $141,792,226)	$141,670,775
Cash	41,442,949
Foreign currency, at value (Cost $522,960)	529,490
Cash on deposit with brokers for swap contracts	24,905
Interest receivable	1,129,263
Receivable for investments sold	44,823
Unrealized appreciation on forward currency contracts (Note 3)	9,004
Premiums paid for swap contracts	1,055,231
Unrealized appreciation on swap contracts (Note 3)	115,169
Deferred debt issuance costs (Note 6)	185,000
Deferred offering costs (Note 2)	53,723
Total assets	186,260,332
Liabilities:
Payable for investments purchased	35,775,322
Unrealized depreciation on forward currency contracts (Note 3)	37,726
Investment advisory fees payable (Note 4)	168,985
Accrued expenses	185,874
Total liabilities	36,167,907
Commitments and contingencies (Note 10)
Net Assets	$150,092,425
Composition of Net Assets:
Paid-in capital	150,294,726
Accumulated losses	(202,301)
Net Assets	$150,092,425
Class D Shares:
Shares outstanding	15,095,383
Net asset value per share	$9.94

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Statement of Operations

For the Period November 1, 2021 (Commencement of Operations) through December 31, 2021

Investment Income (Note 2):
Interest (net of foreign witholding tax of $1,656)	$631,627
Total investment income	631,627
Expenses:
Investment advisory fees (Note 4)	218,733
Organizational costs (Note 2)	534,362
Audit and tax services	89,631
Fund accounting and sub-administration fees	29,842
Directors' fees	22,271
Custodian fees	16,792
Registration fees	13,914
Legal fees	11,145
Miscellaneous	10,873
Offering costs (Note 2)	8,519
Reports to shareholders	7,513
Transfer agent fees	7,252
Total operating expenses	970,847
Less expenses reimbursed by the investment advisor (Note 4)	(603,375)
Net expenses	367,472
Net investment income	264,155
Net realized gain (loss) on:
Investments	(154,237)
Foreign currency transactions	(8,033)
Swap contracts	35,286
Net realized loss	(126,984)
Net change in unrealized appreciation (depreciation) on:
Investments	(121,451)
Foreign currency translations	(109,742)
Forward currency contracts	(28,722)
Swap contracts	115,169
Net change in unrealized depreciation	(144,746)
Net realized and unrealized loss	(271,730)
Net decrease in net assets resulting from operations	$(7,575)

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Statement of Changes in Net Assets

For the Period November 1, 2021[1] through December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$264,155
Net realized loss	(126,984)
Net change in unrealized depreciation	(144,746)
Net decrease in net assets resulting from operations	(7,575)
Distributions to Shareholders:
Distributable earnings	(194,726)
Total distributions paid	(194,726)
Capital Share Transactions:
Proceeds from shares sold	150,100,000
Reinvestment of distributions	194,726
Net increase in net assets from capital share transactions	150,294,726
Total increase in net assets	150,092,425
Net Assets:
Beginning of period	—
End of period	$150,092,425
Share Transactions:
Shares sold	15,075,734
Shares reinvested	19,649
Net increase in shares outstanding	15,095,383

1  Commencement of operations.

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Statement of Cash Flows

For the Period November 1, 2021 (Commencement of Operations) through December 31, 2021

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(7,575)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments and principal payups	(142,913,781)
Proceeds from disposition of long-term portfolio investments and principal paydowns	5,680,604
Net purchases and sales of short-term portfolio investments	(4,754,214)
Increase in interest receivable	(1,129,263)
Increase in receivable for investments sold	(44,823)
Increase in unrealized appreciation on forward currency contracts	(9,004)
Increase in premiums paid for swap contracts	(1,055,231)
Increase in unrealized appreciation on swap contracts	(115,169)
Increase in deferred debt issuance costs	(185,000)
Increase in deferred offering costs	(53,723)
Increase in payable for investments purchased	35,775,322
Increase in unrealized depreciation on forward currency contracts	37,726
Increase in investment advisory fees payable	168,985
Increase in accrued expenses	185,874
Net amortization on investments and paydown gains or losses on investments	40,928
Net change in unrealized appreciation (depreciation) on investments	121,451
Net realized loss on investment transactions	154,237
Net cash used for operating activities	(108,102,656)
Cash flows provided by financing activities:
Net cash provided by proceeds from shares sold	150,100,000
Net cash provided by financing activities	150,100,000
Net increase in cash	41,997,344
Cash at beginning of period	—
Cash at end of period(1)	$41,997,344
Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included consist of reinvestment of distributions of $194,726.

(1)  Includes foreign currency and cash on deposit with brokers for swap contracts.

See Notes to Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Financial Highlights

Class D	For the Period November 1, 2021[1] through December 31, 2021
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[2]	0.02
Net realized and change in unrealized loss	(0.07)
Net decrease in net asset value resulting from operations	(0.05)
Distributions to Shareholders:
From net investment income	(0.01)
Total distributions paid*	(0.01)
Net asset value, end of period	$9.94
Total Investment Return†	-0.37%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$150,092
Gross operating expenses	5.55%[4]
Net expenses, including fee waivers and reimbursement	2.10%[4]
Net investment income	1.51%[4]
Net investment income, excluding the effect of fee waivers and reimbursement	(1.94)%[4]
Portfolio turnover rate	4%[3]

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized.

4  Annualized.

See Notes to Financial Statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements

December 31, 2021

1.  Organization

Oaktree Diversified Income Fund Inc. (the "Fund") was organized as a corporation under the laws of the State of Maryland on June 29, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company that continuously offers its shares of common stock, $0.001 par value per share (the "Common Shares"), and is operated as an "interval fund." The Fund's Class D shares commenced operations on November 1, 2021.

The Fund has two classes of shares: Class D and Class T shares. The Fund had applied for, and was granted, exemptive relief (the "Exemptive Relief") by the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Currently, the Fund is only offering Class D shares.

Oaktree Fund Advisors, LLC ("Oaktree" or the "Adviser"), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the "Administrator"), a wholly-owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, Brookfield acquired a majority interest in the Adviser.

The Fund's investment objective is to seek current income and attractive total return. The Fund seeks to achieve its investment objective by investing globally in high-conviction opportunities across Oaktree's performing credit platform of high-yield bonds, senior loans, structured credit, emerging markets debt and convertibles, inclusive of both public and private credit sectors. High-yield bonds are also referred to as "below-investment grade rated securities" or "junk bonds," as described in the Fund's Prospectus. The Fund seeks to add value through three sources: (1) providing exposure to asset classes that require specialized expertise; (2) performing well in each asset class through proprietary, bottom-up and credit research; and (3) allocating capital opportunistically among asset classes based on Oaktree's assessment of relative value.

Oaktree Diversified Income Fund (Cayman) Ltd. (the "Subsidiary"), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on November 11, 2021. The Subsidiary was established for the purpose of investing in certain Regulation S securities. As of December 31, 2021, the Subsidiary had not commenced operations.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under FASB Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Fund's Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior employees of the Adviser.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$43,989,331	$12,565,584	$56,554,915
Corporate Bonds	—	43,982,847	—	43,982,847
Convertible Bonds	—	4,912,490	—	4,912,490
Securitized Credit	—	31,266,309	—	31,266,309
Common Stocks	—	—	200,000	200,000
Money Market Fund	4,754,214	—	—	4,754,214
Total Investments	$4,754,214	$124,150,977	$12,765,584	$141,670,775
Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Forward currency contracts	$—	$(28,722)	$—	$(28,722)
Swap contracts	—	115,169	—	115,169
Total	$—	$86,447	$—	$86,447

(1) Other financial instruments include forward currency contracts and swap contracts which are reflected at the net unrealized appreciation (depreciation) on the instruments.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

The table below shows the significant unobservable valuation inputs that were used by the Adviser's Valuation Committee to fair value the Level 3 investments as of December 31, 2021.

	Quantitative Information about Level 3 Fair Value Measurements
	Value as of December 31, 2021	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Bank Loans	$12,565,584	Asset-Based Approach	Recent Transaction	Recent Transaction Price	—	Increase
Common Stocks	200,000	Asset-Based Approach	Recent Transaction	Recent Transaction Price	—	Increase
Total	$12,765,584

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Common Stocks	Total
Balance as of November 1, 2021(1)	$—	$—	$—
Accrued discounts (premiums)	1,200	—	1,200
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	14,689	—	14,689
Purchases at cost	12,566,476	200,000	12,766,476
Sales proceeds	(16,781)	—	(16,781)
Balance as of December 31, 2021	$12,565,584	$200,000	$12,765,584
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$14,689	$—	$14,689

(1) Commencement of operations.

For further information regarding the security characteristics of the Fund, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Organizational and Offering Costs: Organizational costs are expensed as incurred and consist of costs to establish the Fund and enable it legally to do business. Organizational costs were reimbursed by the Adviser, subject to potential recoupment as described in Note 4. Offering costs from the initial launch of the Fund were deferred and will be amortized over the first twelve months after the commencement of operations. Offering costs consist primarily of registration fees and legal fees for the preparation of the Fund's initial Registration Statement on Form N-2.

Distributions to Shareholders: The Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Investments in Real Estate: The Fund may invest a portion of its assets in public and/or private debt investments and other real estate assets or real estate-related securities and obligations. The value of these debt investments

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

and whether and to what extent such investments perform as expected will depend, in part, on the prevailing conditions in the market for real estate investment generally and, in particular, on the value of the underlying real estate asset collateral or real estate-related companies to which such debt investments relate. The real estate industry is cyclical in nature, and a deterioration of real estate fundamentals in the markets in which the Fund invests will have an adverse effect on the performance of the Fund's investments. The value of real estate assets and real estate-related investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, changes in general and local economic conditions, bank liquidity, the availability of financing, changes in environmental and zoning laws, overbuilding and increased competition, changes in supply and demand fundamentals, an increase in property taxes, casualty or condemnation losses, bankruptcy or financial difficulty of a major tenant, regulatory limitations on rent, increased mortgage defaults and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable. Reductions in value or cash flow could impair the Fund's ability to make distributions to Common Shareholders, adversely impact its ability to effectively achieve its investment objective and reduce overall returns on investments.

Investments in Real Estate Loans: While the Fund intends to invest primarily in "performing" real estate debt securities, real estate loans underlying the securities acquired by the Fund may be non-performing at the time of their acquisition and/or may become non-performing following their acquisition for a wide variety of reasons. Such non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of the principal of such loan. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement "takeout" financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control.

Collateralized Loan Obligations ("CLOs"): The Fund may invest in CLOs and other securitizations, which are generally limited recourse obligations of the issuer ("Securitization Vehicles") payable solely from the underlying assets ("Securitization Assets") of the issuer or proceeds thereof. Holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. Consequently, the Fund will typically not have any direct rights against the issuer of, or the entity that sold, assets underlying the securitization. The Securitization Assets may include, without limitation, broadly syndicated leverage loans, middle-market bank loans, CDO debt tranches, trust preferred securities, insurance surplus notes, asset-backed securities, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

New Accounting Pronouncements: In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund's financial statements and disclosures. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 and ASU No. 2021-01 during the period ended December 31, 2021.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract ("forward contract") is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund had a monthly average of 9 forward currency contracts open during the period ended December 31, 2021.

Credit Default Swap Agreements: Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The average monthly notional value of swap contracts outstanding during the period ended December 31, 2021 was $12,500,000, which represents the volume of activity during the period.

The following table sets forth the fair value of the Fund's derivative instruments:

Derivatives	Statement of Assets and Liabilities	Value as of December 31, 2021
Credit default swap contracts	Premiums paid for swap contracts (assets)	$1,055,231
Credit default swap contracts	Unrealized appreciation on swap contracts (assets)	115,169
Forward currency contracts	Unrealized appreciation on forward currency contracts (assets)	9,004
Forward currency contracts	Unrealized depreciation on forward currency contracts (liabilities)	(37,726)

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

The following table sets forth the effect of derivative instruments on the Statement of Operations for the period ended December 31, 2021:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)
Credit default swap contracts	Swap contracts	$35,286	$115,169
Forward currency contracts	Forward currency contracts	—	(28,722)
Total		$35,286	$86,447

The Fund has not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements. There is no enforceable master netting agreement in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Assets:
Forward currency contracts	$9,004	$—	$9,004	$—	$—	$9,004
Swap contracts	115,169	—	115,169	—	—	115,169
Liabilities:
Forward currency contracts	37,726	—	37,726	—	37,726	—

4.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.25% of the Fund's average daily net assets plus the amount of borrowing for investment purposes ("Managed Assets").

Pursuant to operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund, including organizational expenses and offering costs, to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest (including, "Interest Payments on Borrowed Funds"), taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 2.10% for Class D shares and 2.85% for Class T shares. The Expense Limitation Agreement will continue for a period of no less than one year from the effective date of the Fund's Registration Statement and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund's expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund's current expense cap.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $603,375, which will expire on December 31, 2024. For the period ended December 31, 2021, the Adviser did not recoup any expenses.

The Fund has entered into an administration agreement ("Administration Agreement") with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator.

5.  Purchases and Sales of Investments

For the period ended December 31, 2021, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities, were $142,913,781 and $5,680,604, respectively.

For the period ended December 31, 2021, there were no purchases and sales of long-term U.S. Government securities.

6.  Credit Facility

The Fund has established a Senior Secured Revolving Credit Facility (the "Credit Facility") in the aggregate principal amount of up to $75,000,000 with Sumitomo Mitsui Banking Corporation for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. As of December 31, 2021, the Fund incurred debt issuance costs of $185,000. These costs were recorded as a deferred charge and are being amortized over the two year term of the Credit Facility. For the period ended December 31, 2021, the Fund did not utilize the Credit Facility.

7.  Capital Shares

The Fund is authorized to issue up to 1,000,000,000 shares of common stock, $0.001 par value per share, 500,000,000 of which have been classified as Class D shares and 500,000,000 of which have been classified as Class T shares (collectively, "Shares" and respectively, "Class D shares" and "Class T shares"). As of December 31, 2021, the Adviser owned 100% of the shares outstanding of Class D shares. The Board may, without any action by the shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue under the Charter and the 1940 Act. In addition, the Charter authorizes the Board, without any action by the shareholders, to classify and reclassify any unissued common shares and preferred stock into other classes or series of shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of shares that could delay, defer or prevent a transaction or a

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

change in control of the Fund that might otherwise be in the shareholders' best interests. Under Maryland law, shareholders generally are not liable for the Fund's debts or obligations.

All common shares offered will be, upon issuance, duly authorized, fully paid and nonassessable. Holders of common shares are entitled to receive distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All common shares have equal distribution, liquidation and other rights. The Fund may offer multiple classes of common shares, which may be subject to differing fees and expenses. Distributions may vary among the classes as a result of the different fee structure of the classes.

The Fund issued 19,649 shares through its Dividend Reinvestment Plan (the "Plan") during the period ended December 31, 2021.

8.  Repurchase Offers

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental investment policy to make offers to repurchase Shares in order to provide liquidity to shareholders. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund's Interval Fund structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis. Although the policy permits quarterly repurchases of between 5% and 25% of the Fund's outstanding Shares, the Fund currently expects to offer to repurchase at least 5% of the Fund's outstanding Shares at NAV, which is the minimum amount permitted.

9.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2021, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2021, open taxable periods consisted of the taxable period ended December 31, 2021. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

The tax character of the distributions paid for the period ended December 31, 2021 were as follows:

Ordinary income*	$235,760
Return of capital	—
Total	$235,760

* In order to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, the Fund distributed an additional amount of $41,034 with a record date of December 31, 2021 and ex-date and payable date of January 3, 2022.

At December 31, 2021, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$(147,982)
Distributable earnings	138,047
Other accumulated losses	(68,578)
Tax basis unrealized depreciation on investments and foreign currency	(123,788)
Total tax basis net accumulated losses	$(202,301)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2021, the Fund's capital loss carryforwards were $147,982, which can be used to offset future realized short-term capital gains. The capital loss carryforwards will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2021 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$141,794,563	$730,556	$(854,344)	$(123,788)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

At December 31, 2021, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:

Paid-in capital	Undistributed net investment income	Accumulated net realized loss
$—	$23,335	$(23,335)

10.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2021

In conjunction with the ownership of senior loans, the Fund is party to certain credit agreements, which may require the Fund to extend additional loans to investee companies. The Fund uses the same investment criteria in making these commitments as it does in making investments. The unfunded liability associated with these credit agreements is equal to the amount by which the contractual loan commitment exceeds the sum of the amount of funded debt and cash held in escrow, if any. As of December 31, 2021, the Fund had $3,439,965 in outstanding commitments.

11.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

During the period from the inception of the Fund through February 22, 2022, the Fund completed its first quarterly repurchase offer in which the Fund offered to repurchase up to 10% of its outstanding shares on February 18, 2022. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	January 10, 2022
Repurchase Request Deadline	February 18, 2022
Repurchase Pricing Date	February 18, 2022
Dollar Amount Repurchased	None
Shares Repurchased	None

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Oaktree Diversified Income Fund Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Oaktree Diversified Income Fund Inc. (the "Fund"), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from November 1, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in net assets, its cash flows, and the financial highlights for the period from November 1, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
February 25, 2022

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

OAKTREE DIVERSIFIED INCOME FUND INC.

Tax Information (Unaudited)

For the period ended December 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2021 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Board Considerations Relating to the Approval of the Investment Advisory Agreement (Unaudited)

At the Organizational Meeting1 of Oaktree Diversified Income Fund Inc. (the "Fund," or "Interval Fund") held on September 30, 2021 (the "Meeting"), the Board of Directors (the "Board," the members of which are referred to as "Directors") of the Fund, including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Fund, unanimously approved an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") for an initial two-year period.

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Oaktree provided, materials relating to the Board's consideration of whether to approve the Advisory Agreement (the "Oaktree Presentation"). The materials included, among other things: (a) a summary of the nature, extent and quality of services to be provided to the Fund by Oaktree; (b) performance data; (c) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Fund relative to peer funds; (d) Oaktree's personnel and operations; (e) any "fall-out" benefits to Oaktree (i.e., ancillary benefits realized by Oaktree from its relationship with the Fund); (f) information relating to economies of scale; (g) information on Oaktree's risk management processes; (h) information regarding brokerage practices; and (i) information about the key personnel of Oaktree who would be involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The Independent Directors were separately advised by independent legal counsel throughout the process and discussed the legal standards for their consideration of the proposed initial approval of the Advisory Agreement. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES. In considering the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Board considered the responsibilities that the Adviser would have to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's investment objective and strategy, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Adviser's risk assessment and monitoring process. The Board further considered the Adviser's current level of staffing and its overall resources, including the Adviser's history and investment experience, as well as information regarding its investment personnel who would be providing services to the Fund. The Board also considered the expertise and performance of the personnel who would be overseeing the compliance with the Fund's investment restrictions and other requirements.

The Board considered the Adviser's reputation and experience in serving as investment adviser to other funds and accounts. The Board also considered Oaktree's investment process and philosophy, as well as the Adviser's responsibilities that would include the development and maintenance of an investment program for the Fund that would be consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

1 On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the "SEC") issued an order pursuant to its authority under Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts. The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the 1940 Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) thereunder that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC's order.

OAKTREE DIVERSIFIED INCOME FUND INC.

Board Considerations Relating to the Approval of the Investment Advisory Agreement (Unaudited) (continued)

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent, and quality of services to be provided by the Adviser were satisfactory and that there was a reasonable basis on which to conclude that it would provide high quality investment services to the Fund.

PERFORMANCE. The Board considered the investment performance of the Adviser, including the investment performance of the Oaktree Global Credit Fund, L.P. (the "Private Fund"). In connection with this review, the Board also considered performance information for a hypothetical portfolio (the "Hypothetical Portfolio") based on current portfolio characteristics of the Private Fund for the Interval Fund's liquid credit holdings and the Oaktree Strategic Credit strategy representative account's private investments (re-scaled to 50% sponsor and 50% non-sponsor) for the Interval Fund's private credit holdings, all with target strategy allocations. The Board referred to the Oaktree Presentation for the Private Fund's investment performance information, and the 1-, 3- and 5-year and since inception annualized performance information for the Hypothetical Portfolio. The Board was asked to note, however, that this performance information is provided solely to illustrate Oaktree's experience across a spectrum of relevant investments and is not necessarily indicative of the Fund's investment strategy or the returns that the Fund can expect to achieve. The Board also noted that the selected characteristics of the representative accounts were provided solely to illustrate the types of investments that may be made by accounts within Oaktree's Global Credit strategy.

FEES AND EXPENSES. The Board also considered information about the fee rates offered by the Interval Fund peers. Typically, in connection with the "15(c) approval process," a registered fund board is also asked to consider information about the nature and extent of investment advisory services and fee rates offered to other clients of the investment adviser, including institutional separate accounts, and/or funds sub-advised by such adviser, for investment management styles that are similar to the relevant fund. Oaktree, however, indicated that there are currently no product offerings comparable to the Interval Fund that feature Oaktree's Global Credit "Plus" investment strategy. In considering the Interval Fund's management fee rate, the Board also considered the complexity of the Fund's organizational and operational structure as a closed-end management investment company operated as an "interval fund," and its unique investment strategy that offers retail access to Oaktree's Global Credit strategy team, relative to other types of clients and to note the differences, as applicable, in the regulatory, legal, and other risks and responsibilities of providing services to the different clients.

PROFITABILITY. The Board was not asked to consider the anticipated profitability of the Adviser with respect to the Fund since the Fund had not yet commenced operations. However, the Board noted that the Adviser agreed to enter into a contractual expense limitation waiver for the Fund, in order to limit the Fund's net operating expenses.

ECONOMIES OF SCALE. The Board considered whether the possible realization by the Adviser of economies of scale in providing services to the Fund would justify a reduction of the rate of the advisory fees as applied to larger amounts of assets under management. The Board was asked to consider that, due to being a part of the Fund Complex,2 the constituent Funds, including the Interval Fund, share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. However, the Board noted that although shareholders might benefit from lower operating expenses because of an increasing amount of assets spread over the fixed expenses of the Funds, the Interval Fund's expense limitation agreement with the Adviser will serve to limit the Fund's expenses until the Fund can grow to scale.

OTHER FACTORS. As part of its evaluation of Oaktree's compensation, the Board was asked to consider other benefits that may be realized by Oaktree from its relationship with both Brookfield Asset Management Inc. ("Brookfield") and the Fund. Among them, the Board considered the opportunity to provide advisory services to

2 The Brookfield Fund Complex (the "Fund Complex") is comprised of the Interval Fund, Brookfield Investment Funds, Brookfield Real Assets Income Fund Inc., and Center Coast Brookfield MLP & Energy Infrastructure Fund (collectively, the "Funds").

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Board Considerations Relating to the Approval of the Investment Advisory Agreement (Unaudited) (continued)

additional funds and accounts and reputational benefits. The Board also considered that Oaktree and Brookfield manage their investment operations independently of each other subject to an information barrier between the firms.

CONCLUSION. In considering the initial approval of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors. Based on the above-mentioned considerations, and the recommendations of management, the Board, including the Independent Directors, determined that approval of the Advisory Agreement was in the best interest of the Fund. After full consideration of these and other factors, the Board, including the Independent Directors, with the assistance of independent legal counsel, unanimously approved the Advisory Agreement.

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited)

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's investment objective is to seek current income and attractive total return. The Fund seeks to achieve its investment objective by investing globally, including in emerging market countries, in high-conviction opportunities across Oaktree Fund Advisors, LLC's (the "Adviser") performing credit platform of high-yield bonds, senior loans, including covenant-lite loans, structured credit, emerging markets debt and convertibles, inclusive of public sector companies that trade on the public markets and private companies that do not have securities trading on the public markets. High-conviction opportunities are investment opportunities that fall within the Fund's investment strategy, which are identified by the Adviser based on its holistic, bottom-up proprietary research and credit analysis, including analysis of fundamental, valuation, technical and other market factors. The Adviser's performing credit platform encompasses a broad array of credit strategy groups that invest in public and private corporate credit instruments across the liquidity spectrum. The Adviser utilizes its performing credit platform which consists of investment opportunities in public and private corporate credit instruments across the liquidity spectrum. High-yield bonds are also referred to as "below-investment grade rated securities" or "junk bonds," as described in the Prospectus. Structured credit may include collateralized loan obligations (CLOs), commercial mortgage-backed securities (CMBS) and other asset-backed securities. The Fund seeks to add value through three sources: (1) providing exposure to asset classes that require specialized expertise; (2) performing well in each asset class through proprietary, bottom-up and credit research; and (3) allocating capital opportunistically among asset classes based on the Adviser's assessment of relative value.

Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in credit related investments, including, but not limited to, fixed income securities (investment grade debt and high-yield debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments (the "80% Policy"). The Fund may invest in investment grade and below-investment grade rated debt instruments and securities of sovereign and quasi-sovereign issuers, including debt issued by national, regional or local governments and other agencies. The Fund may invest in securities denominated in U.S. dollars or in other foreign currencies.

The Fund may change the 80% Policy without Shareholder approval. The Fund will provide Shareholders with written notice at least 60 days prior to the implementation of any such changes.

It is expected that the Fund normally will have a short average portfolio duration (i.e., within a 11/2 to 3-year range), as calculated by the Adviser, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The Fund's duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates.

PERIODIC REPURCHASE OFFERS

The Fund is an "interval fund," a type of fund that, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy, which may only be changed with Shareholder approval, to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV ("Interval Fund"). Subject to applicable law and approval of the Fund's Board of Directors (the "Board" or "Board of Directors"), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase at least 5% of the Fund's outstanding Shares at NAV, which is the minimum amount permitted. Written notification of each quarterly repurchase offer (the "Repurchase Offer Notice") will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

which Shareholders can tender their Shares in response to a repurchase offer) (the "Repurchase Request Deadline"). The Fund expects the first repurchase offer to be issued within six months following effectiveness of the Fund's Registration Statement. The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Shares, thus allocating estimated transaction costs to the Shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund will provide advance notice to Shareholders of any such introduction or modification of the repurchase fee. The Fund may also waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs. The Fund's Shares are not listed for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Investors should consider Shares of the Fund to be an illiquid investment. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund's repurchase offers may subject the Fund and Shareholders to special risks.

LEVERAGE

The Fund intends to add leverage to its portfolio by utilizing borrowings, such as through bank loans and/or other credit facilities, including through one or more subsidiaries. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund's Board of Directors may authorize the issuance of preferred shares without the approval of Shareholders; however, the Fund is not permitted under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Investment Company Act"), to issue preferred shares as of the date of the Prospectus. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Shareholders, and these costs and expenses may be significant. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors. Under the 1940 Act, the Fund may use borrowings, including loans from certain financial institutions and the issuance of debt securities, in an aggregate amount of up to 331/3% of the Fund's total assets plus the amount of any such borrowings. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund's total assets immediately after such issuance. By using leverage, the Fund seeks to obtain a higher return for holders of Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.

SUMMARY OF PRINCIPAL RISKS OF THE FUND

Investing in the Fund's Shares involves a number of significant risks. Below is a summary of some of the principal risks of investing in the Fund. Before you invest in the Fund's Shares, you should be aware of various risks, including those described below.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company. The Fund has a limited history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have a limited track record or history on which to base their investment decisions. The Fund is designed for long-term investors and not as a trading vehicle.

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

Investment Risk

An investment in the Fund's Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the investments and other financial assets owned by the Fund. The value of the Fund's investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. Lower-quality debt securities involve greater risk of default or price changes and their value can fluctuate, especially during periods of increased market volatility, economic recessions or periods of high interest rates. The Fund anticipates using leverage, which would magnify the Fund's investment, market and certain other risks.

Asset Allocation Risk

The Fund's investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation across multiple sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to a security's issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Repurchase Offers Risk

As described under "Periodic Repurchase Offers" above, the Fund is an Interval Fund and, in order to provide liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund's outstanding Shares at NAV, subject to approval of the Board of Directors. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund's Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund's investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund's investments. The Fund believes that payments received in connection with the Fund's investments will generate sufficient cash to meet the maximum potential amount of the Fund's repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund's repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund's outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

repurchase offer amount plus 2% of the Fund's outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Notwithstanding the foregoing, the Fund may in its sole discretion and for administrative convenience accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund's Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase.

Large Shareholder Risk

To the extent a large proportion of Shares are held by a small number of Shareholders (or a single Shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these Shareholders will seek to sell Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of Shareholders (or a single Shareholder) may exceed the number of Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund's outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund only repurchases a pro rata portion of shares tendered in connection with an oversubscribed repurchase offer, Shareholders unaffiliated with the Adviser will not be given priority over Shareholders that are affiliates of the Adviser, whose holdings in the Fund may be significant and may have the effect of diluting third-party Shareholders with respect to any repurchase offer.

Management Risk

The Fund does not have internal management capacity or employees. The Fund depends on the diligence, skill and network of business contacts of the senior investment professionals of the Adviser to achieve the Fund's investment objective. The Fund expects that the Adviser will evaluate, negotiate, structure, close and monitor the Fund's investments in accordance with the terms of the management agreement between the Fund and the Adviser ("Management Agreement"). The Fund can offer no assurance, however, that the senior investment professionals of the Adviser will continue to provide investment advice to us. The loss of any member of the Adviser's investment committee or of other senior investment professionals of the Adviser and its affiliates would limit the Fund's ability to achieve its investment objective and operate as the Fund anticipates. This could have a material adverse effect on the Fund's financial condition, results of operations and cash flows.

Interest Rate Risk

General interest rate fluctuations may have a substantial negative impact on the Fund's investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund's investment objective and rate of return on investment capital. A portion of the Fund's income will depend upon the difference between the rate at which it borrows funds and the interest rate on the debt securities in which it invests. Because the Fund will borrow money to make investments and may issue debt securities, preferred stock or other securities, the Fund's net investment income is dependent upon the difference between the rate at which the Fund borrows funds or pays interest or dividends on such debt securities, preferred stock or other securities and the rate at which the Fund invests these funds. Typically, the Fund anticipates that its interest-earning investments will accrue and pay interest at both variable and fixed rates, and that its interest-bearing liabilities will accrue interest at variable and fixed rates.

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

High-Yield ("Junk") Securities Risk

Investors should recognize that below investment grade and unrated securities in which the Fund will invest subject Fund Shareholders to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's Shares.

Distressed Securities Risk

An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser's judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Bank Loan Risk

Bank loans (including senior loans) are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary.

Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

The Fund may also invest in second-lien loans, which entail risks including (a) the subordination of the Fund's claims to a senior lien in terms of the coverage and recovery of the collateral and (b) the prohibition of or limitation on the right to foreclose on a second-lien loan or exercise other rights as a second-lien holder. In certain cases, therefore, no recovery may be available from a defaulted second-lien loan. The level of risk associated with investments in second-lien loans increases to the extent such investments are loans of distressed or below investment grade companies.

Covenant-Lite Loans Risk

Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant- heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Collateralized Loan Obligation ("CLO") Risk

CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Fund's Board of Directors. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage and Asset-Backed Securities

The Fund may invest in a variety of mortgage related and other asset-backed securities, including both commercial and residential mortgage securities and other mortgage-backed instruments issued on a public or private basis. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk." Because of prepayment risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Residential Mortgage-Backed Securities Risk

The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by an agency or instrumentality of the U.S. Government.

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

Commercial Mortgage-Backed Securities Risk

CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Derivatives Risk

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of derivatives may increase or accelerate the amount of taxes payable by Shareholders.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, effective at the time that the Fund complies with Rule 18f-4. Rule 18f-4 could limit the Fund's ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Compliance with Rule 18f-4 will be required in August 2022.

Privacy and Data Security Laws

Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation ("GDPR") in the European Union that went into effect in May 2018 and the California Consumer Privacy Act ("CCPA") that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund's security measures.

Liquidity Risk

The Fund intends to invest in illiquid investments. An illiquid investment is a security or other investment that cannot be sold or disposed of within seven days or less in current market conditions without the sale or disposition significantly changing the market value of the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933, as amended (the "1933 Act"). Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk

The Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments.

Leverage Risk

The Fund currently intends to use leverage to seek to achieve its investment objective. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Fund's common stock. In addition, the Fund may also leverage its Shares through investment techniques, such as reverse repurchase agreements, writing credit default swaps, or futures. Leverage creates risks that may adversely affect the return for the holders of common stock.

Leverage is a speculative technique that could adversely affect the returns to Shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the Shareholders will bear) all costs and expenses relating to the Fund's use of leverage, which will result in the reduction of the NAV of the Shares.

Focused Investment Risk

To the extent that the Fund focuses its investments in a particular sector or country, the NAV of the Shares will be more susceptible to events or factors affecting companies in that sector or country. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that sector or country. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk.

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

Risk of Regulatory Changes

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission ("CFTC"), the SEC, the U.S. Internal Revenue Service ("IRS"), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Risks Associated With Status as a Regulated Investment Company

The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund is leveraged and fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.

Potential Conflicts of Interest Risk

The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of other accounts managed by the Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Adviser or its affiliates achieve profits.

Foreign Currency Risk

The Fund's investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. As a result, a change in currency exchange rates may adversely affect the Fund's profitability.

Income and Distribution Risk

The income that Shareholders receive from the Fund is expected to be based in part on income from short-term gains that the Fund earns from dividends and other distributions received from its investments. If the distribution rates or yields of the Fund's holdings decrease, Shareholders' income from the Fund could decline. In selecting equity income securities in which the Fund will invest, the Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not fixed but is elected and declared at the discretion of the issuer's board of directors and will be subordinate to payment obligations of

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion. There can be no assurance that quarterly distributions paid by the Fund to the Shareholders will be maintained at initial levels or increase over time.

Cyber Security Risk

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund, and Adviser, or a support failure from external providers, could have an adverse effect on the Fund's ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund, or the Adviser's computer-based data processing, transmission, storage, and retrieval systems, or destroy data. If the Adviser was unavailable in the event of a disaster, the Fund's ability to effectively conduct its business could be severely compromised.

Emerging Markets Risk

The Fund may invest in securities of companies in an "emerging market." Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, including being less liquid, more volatile and harder to value than U.S. securities, but to a heightened degree.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

OAKTREE DIVERSIFIED INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.

Directors of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Independent Directors
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2021	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC ("PSG") (2011-Present); Trustee of the Stralem Funds (2014-2016).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2021[2]	Director/Trustee of several investment companies advised by PSG (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund (2013-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016-2019); Director of the Carlyle Group, TCG BDC, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (February 2021-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2021	Director/Trustee of several investment companies advised by PSG (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021).	9
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2021	Director/Trustee of several investment companies advised by PSG (2013-Present); Director and President of The Montage Owners Association (2021-Present); Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder, CEO and Board Director of Capstak, Inc. (2014-2018).	9

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Interested Director
David W. Levi* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Director Served since 2021	Director/Trustee of several investment companies advised by PSG (2017-Present); Chief Executive Officer of PSG (2019-Present); Chief Executive Officer of Brookfield Oaktree Wealth Solutions (2021-Present); President of PSG (2016-2019); Managing Director and Head of Distribution of PSG (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	9

OAKTREE DIVERSIFIED INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2021

President of several investment companies advised by PSG (2014-Present); General Counsel of PSG (2017-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-2017) of PSG; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised by PSG (February 2021-Present); Assistant Treasurer of several investment companies advised by PSG (2016-2021); Director of PSG (2021-Present); Vice President of PSG (2014-2021).

Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2021

Secretary of several investment companies advised by PSG (2018-Present); Director of PSG (2018-Present); Vice President of PSG (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2021

CCO of several investment companies advised by PSG (2017-Present); Director of PSG (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at PSG (2011-2017).

Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2021	Assistant Treasurer of several investment companies advised by PSG (2016-Present); Vice President of PSG (2019-Present); Assistant Vice President of PSG (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Public Securities Group LLC, Administrator of the Fund.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

2 Effective December 31, 2021, Mr. Louis P. Salvatore, an independent Director of the Fund, Chairman of the Audit Committee and member of the Nominating and Compensation Committee resigned from the Board. At that time, Mr. William H. Wright II assumed Mr. Salvatore's role as Chairman of the Audit Committee.

The Fund's Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.

2021 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and pay distributions quarterly from net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Unless Common Shareholders specify otherwise, dividends will be reinvested in Shares of the Fund in accordance with the Fund's dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund's performance, such as from offering proceeds and/or borrowings.

The Fund has adopted a Dividend Reinvestment Plan (the "Plan") that provides that, unless Common Shareholders elect to receive their distributions in cash, they will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the "Plan Administrator"), in additional Shares. If Common Shareholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator. The Plan Administrator can be contacted through mail by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by phone at 1-855-862-5873.

Shares received under the Plan will be issued to Common Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Common Shareholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information Common Shareholders may need for tax records. Any proxy Common Shareholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered holders of Shares with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

OAKTREE DIVERSIFIED INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2021 Annual Report

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-862-5873

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Administrator

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

Adviser

Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
1-213-830-6300
www.oaktreecapital.com

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Oaktree Diversified Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Stuart A. McFarland, Edward A. Kuczmarski and William H. Wright II, each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski, and Wright II are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Fund for the Fund’s most recent fiscal year for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) was $70,000 for the fiscal year ended December 31, 2021.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Fund in its recent fiscal year for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Registrant’s most recent fiscal year, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of the Registrant by a “Fund Service Provider.” A Fund Service Provider is any investment adviser to the Registrant, or any entity that provides ongoing services to the Registrant and is controlling, controlled by or under common control with such investment adviser.

(c)	Tax Fees

For the fiscal year ended December 31, 2021, Deloitte billed the Registrant aggregate fees of $9,800. The bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Fund’s most recent fiscal year, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund was $0.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) for the fiscal year ended December 31, 2021. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal year ended December 31, 2021 for non-audit services rendered to the Fund and Fund Service Providers was $9,800. For the fiscal year ended December 31, 2021, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrant.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Heather S. Goldman and William H. Wright II.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Clients often grant Oaktree Fund Advisors, LLC (“Oaktree”) the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.

Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

1. Delegation of Voting Responsibility and Account Set Up

It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.

There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program that may result in voting authority being lost if a particular security is out on loan on the record date. In the case where a Managed Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account. Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.

Upon receipt of an investment management agreement, or other comparable document, the Compliance department sends the appropriate proxy voting provisions to the Corporate Actions department. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Managed Account/Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Managed Accounts/Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.

2. Voting Procedures

Determination of Vote

Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets Equities strategy, which handles the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serve as Oaktree’s record of the following information:

(i)	whether the investment was held as a passive investment or considered a significant holding;

(ii)	whether any material conflict of interest existed in connection with the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);

(iii)	documentation of the vote for each proposal, including any additional document created or utilized, if any, that was material to arriving at such a determination; and

(iv)	documentation of the basis and rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.

Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensure that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created. The information is then sent to Compliance personnel for a final review, which is evidenced in the proxy documentation.

Corporate Actions personnel (with the exception of the Emerging Markets Equities investment strategy, which handles the proxies relating to their investments) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form. If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election. Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record- keeping below for additional guidance).

The Emerging Markets Equities investment strategy follows a similar process in which proxies are processed by the relevant Operations personnel and forwarded to the investment professional for consideration. Once the investment professional has completed his or her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.

Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g. familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.

Appropriate members of the Legal and/or Compliance department review such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy voting form; and (ii)  implementing appropriate procedures to address such material conflict of interest. Such procedures may include, but not limited to: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor Managed Accounts/Managed Funds owns more than 5% of the outstanding class of securities subject to the vote.

3. Tracking Procedures

The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Managed Account/Managed Fund” custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party. Information is documented on a Proxy Tracking Form as follows:

(i)	Matching proxies received with stock holdings on the record date as indicated on the proxy card to internal holding reports;

(ii)	Documenting reasons as to why proxies were not received for any stock holdings; and

(iii)	Recording the dates on which votes were submitted for each Managed Account/Managed Fund.

In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross-held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.

4. Disclosure to Clients

Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071, or via facsimile at (213) 8306296. Disclosure of this option to clients is made through our Form ADV Part 2A. It is Oaktree’s policy not to release proxy voting information to third parties.

In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.

5. Recordkeeping

Documentation that Oaktree has voted all proxies for Managed Accounts/Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:

(i)	The proxy statement;

(ii)	Proxy Voting Form indicating voting response, the basis and rationale for such vote, and any documentation or materials used in determining the vote;

(iii)	Proxy Tracking Form indicating Managed Accounts/Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Managed Account/Managed Fund the reasons behind such action; and

(iv)	List of client requests for proxy voting information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Portfolio Managers

Bruce Karsh, Wayne Dahl, Armen Panossian, Danielle Poli, and David Rosenberg manage the Fund. Bruce Karsh is the lead portfolio manager for the Fund. Their professional backgrounds are below.

Bruce Karsh

Co-Founder, Chief Investment Officer and Portfolio Manager

Mr. Karsh is Oaktree’s Co-Chairman and one of the firm’s co-founders. He also is Chief Investment Officer and serves as portfolio manager for Oaktree’s Opportunities, Value Opportunities and Multi-Strategy Credit strategies, including the Oaktree Diversified Income Fund. Prior to co-founding Oaktree, Mr. Karsh was a managing director of TCW Asset Management Company, and the portfolio manager of the Special Credits Funds from 1988 until 1995. Prior to joining TCW, Mr. Karsh worked as Assistant to the Chairman of SunAmerica, Inc. Prior to that, he was an attorney with the law firm of O’Melveny & Myers. Before working at O’Melveny & Myers, Mr. Karsh clerked for the Honorable Anthony M. Kennedy, then of the U.S. Court of Appeals for the Ninth Circuit and retired Associate Justice of the U.S. Supreme Court. Mr. Karsh holds an A.B. degree in economics summa cum laude from Duke University, where he was elected to Phi Beta Kappa. He went on to earn a J.D. from the University of Virginia School of Law, where he served as Notes Editor of the Virginia Law Review and was a member of the Order of the Coif. Mr. Karsh serves on the boards of a number of privately held companies. He is a member of the investment committee of the Broad Foundations. Mr. Karsh is Trustee Emeritus of Duke University, having served as Trustee from 2003 to 2015, and as Chairman of the Board of DUMAC, LLC, the entity that managed Duke’s endowment, from 2005 to 2014.

Wayne Dahl

Managing Director and Co-Portfolio Manager

Mr. Dahl is a managing director and Oaktree’s Investment Risk Officer. He also serves as a co-portfolio manager for the Oaktree Diversified Income Fund. Mr. Dahl joined Oaktree in 2016 from Prosiris Capital Management in New York, where he was the Chief Risk Officer. Prior thereto, Mr. Dahl was Head of Risk Management for Canyon Capital Advisors in Los Angeles for nine years where he developed, implemented and managed the firm’s risk measurement and reporting systems across all investment strategies. Mr. Dahl began his career at Rumson Capital in quantitative research and development focused on the convertible arbitrage strategy. He received his B.A. degree in economics with a minor in mathematics from Brigham Young University and his Master of Science in Mathematics in Finance degree from New York University’s Courant Institute of Mathematical Science.

Armen Panossian

Managing Director, Head of Performing Credit and Co-Portfolio Manager

Mr. Panossian is a managing director and Oaktree’s Head of Performing Credit, as well as a member of the investment committee for Oaktree’s Direct Lending strategy. He also serves as portfolio manager for the Strategic Credit strategy and a co-portfolio manager for the Oaktree Diversified Income Fund. His responsibilities include oversight of the firm’s performing credit activities including the senior loan, high yield bond, private credit, convertibles, structured credit and emerging markets debt strategies. Mr. Panossian also serves as co-portfolio manager for Oaktree’s Life Sciences Lending platform, which focuses on investment opportunities across the healthcare spectrum from biotechnology and pharmaceuticals to medical devices and healthcare services. Mr. Panossian joined Oaktree in 2007 as a senior member of its Opportunities investment team. In January 2014, he joined the U.S. Senior Loan team to assume co-portfolio management responsibilities and lead the development of Oaktree’s CLO business. Mr. Panossian joined Oaktree from Pequot Capital Management, where he worked on their distressed debt strategy. Mr. Panossian received a B.A. degree in economics with honors and distinction from Stanford University, where he was elected to Phi Beta Kappa. Mr. Panossian then went on to receive an M.S. degree in health services research from Stanford Medical School and J.D. and M.B.A. degrees from Harvard Law School and Harvard Business School. Mr. Panossian serves on the Advisory Board of the Stanford Institute for Economic Policy Research. He is a member of the State Bar of California.

David Rosenberg

Managing Director and Co-Portfolio Manager

Mr. Rosenberg serves as the co-portfolio manager for Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies, as well as the assistant portfolio manager for the firm’s Global Credit strategy and a co-portfolio manager for the Oaktree Diversified Income Fund. He joined Oaktree in 2004 following graduation from the University of Southern California with an M.B.A. in business administration. Before attending graduate school, Mr. Rosenberg served as an associate in the Franchise Systems Finance Group at J.P. Morgan. Mr. Rosenberg holds an M.P.A. in professional accounting with a concentration in finance and a B.A. degree in business administration from the University of Texas at Austin. He is a Certified Public Accountant (inactive).

Danielle Poli

Managing Director and Co-Portfolio Manager

Danielle Poli is a managing director and co-portfolio manager for the Oaktree Diversified Income Fund. Since joining Oaktree in 2014, she has led the expansion of the firm’s multi-strategy credit offerings including the firm’s flagship Global Credit strategy for which she is a senior specialist and member of the Investment Committee. In addition, Ms. Poli oversees product management activities globally across Credit, Private Equity, Real Assets and Listed Equities, in her role as Head of Oaktree’s Product Specialist Group. Prior to joining Oaktree, Ms. Poli earned her MBA at the UCLA Anderson School of Management, where she was the recipient of the Laurence and Lori Fink Investment Management Fellowship and an intern at Oaktree in 2013. Prior experience includes four years at PAAMCO KKR Prisma (formerly PAAMCO) where Ms. Poli helped manage hedge fund portfolios for institutional clients. Ms. Poli holds a B.S. degree in business administration from the University of Southern California and is a CAIA charterholder.

Management of Other Accounts

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of December 31, 2021.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts*	Number of Other Accounts Managed and Total Assets for such Accounts*
Bruce Karsh	-	-	12 / $38,189	24 / $8,515
Wayne Dahl	-	-	-	-
Armen Panossian	-	-	10 / $6.935	25 / $8,592
Danielle Poli	-	-	-	-
David Rosenberg	1 / $22	-	10 / $4,641	51 / $18,890

*    Assets in millions

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as December 31, 2021.

Dollar Range of Securities Owned
Bruce Karsh	None
Wayne Dahl	None
Armen Panossian	None
Danielle Poli	None
David Rosenberg	None

Potential Conflicts of Interest

In the course of providing investment management services, Oaktree and all principals, partners, officers, employees of Oaktree, as well as certain consultants and other external service providers, and its affiliates (collectively, “Oaktree Representatives”), likely will come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including the Fund. In addition, certain accounts have acquired, and may in the future acquire, interests in companies that provide services to one or more other accounts. The payment of fees by accounts to a service provider owned in whole or in part by other accounts may give rise to potential conflicts of interest to the extent Oaktree directed or initiated such transaction. If Oaktree believes such instances may give rise to a conflict of interest, Oaktree will address such conflicts based on the facts and circumstances presented by each situation and attempt to employ measures to ensure that the accounts using the company’s services are charged arm’s-length prices for the services they receive. Such measures may include, where appropriate, having the company’s management control the negotiation of fees with the accounts to which services are provided and/or obtaining a “most favored nations” clause so that the accounts will automatically receive the benefit of the most favorable fees charged by the service provider to similarly situated clients. Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree account holds a significant ownership interest.

Conflicts Relating to Brookfield Asset Management. In 2019, Brookfield Asset Management (“Brookfield”) acquired a majority interest in Oaktree. Oaktree is a wholly owned subsidiary of Brookfield. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. Brookfield and Oaktree have continued to operate their respective investment businesses largely independently, with each remaining under its own brand and led by its own management and investment teams. Brookfield and Oaktree manage their investment team independently of each other pursuant to an information barrier. Oaktree accounts and their portfolio companies sometimes engage in activities and have business relationships that give rise to conflicts (and potential conflicts) of interest between them, on the one hand, and, Brookfield and Brookfield’s clients (together, “Brookfield Accounts”) and their portfolio companies on the other hand. For so long as Brookfield and Oaktree manage their investment teams independently of each other pursuant to an information barrier, Oaktree,

Oaktree accounts and their respective portfolio companies generally will not be treated as affiliates of Brookfield, Brookfield Accounts and their portfolio companies, and conflicts (and potential conflicts) considerations, including in connection with allocation of investment opportunities, investment and trading activities, and agreements, transactions and other arrangements entered into with Oaktree, Oaktree accounts and their portfolio companies, generally will be managed in accordance with disclosures set out in the governing documents and independently.

There is (and in the future will continue to be) overlap in investment strategies and investments pursued by Oaktree and Brookfield. Nevertheless, Oaktree generally does not coordinate or consult with Brookfield with respect to investment decisions of Oaktree accounts. While this absence of coordination and consultation, and the information barrier described above, in some respects serves to mitigate conflicts of interests between Oaktree and Brookfield, these same factors also give rise to certain conflicts and risks in connection with Brookfield’s and Oaktree’s investment activities, and make it more difficult to mitigate, ameliorate or avoid such situations. For example, because neither Brookfield nor Oaktree generally coordinate or consult with the other about investment activities and/or decisions made by the other, and neither Brookfield nor Oaktree is subject to any internal approvals over its respective investment activities and decisions by any person who would have knowledge and/or decision-making control of the investment decisions of the other, Brookfield will pursue investment opportunities for Brookfield Accounts which would also be suitable for Oaktree accounts, but which are not made available to such Oaktree accounts. Brookfield Accounts and Oaktree accounts compete, from time to time, for the same investment opportunities. Such competition could, under certain circumstances, adversely impact the purchase price of investments. Brookfield has no obligation to, and generally will not, share investment opportunities that would also be suitable for the Oaktree accounts, and Oaktree and Oaktree accounts have no rights with respect to any such opportunities.

In addition, Brookfield is not restricted from forming or establishing new Brookfield Accounts, such as additional funds or successor funds, which directly compete with Oaktree accounts for investment opportunities. Brookfield Accounts also are not restricted from pursuing investment opportunities based in whole or in part on information, support and knowledge provided directly or indirectly by Oaktree. For example, Oaktree may provide Brookfield, from time to time, with access to marketing-related support, including, for example, introductions to investor relationships and other marketing facilitation activities. Such Brookfield Accounts could compete with or otherwise conduct their affairs without regard to any adverse impact on Oaktree accounts. In addition, Brookfield Accounts are permitted to make investments suitable for Oaktree accounts without the consent of the Oaktree accounts or Oaktree. From time to time, Brookfield Accounts and Oaktree accounts may purchase or sell an investment from or to each other, as well as jointly pursue investments.

In addition, from time to time, Brookfield Accounts hold interests in investments held by Oaktree accounts (or potential Oaktree account investments) and/or subsequently purchase (or sell) an interest in an investment held by Oaktree accounts (or potential Oaktree account investments). In such situations, Brookfield Accounts could benefit from Oaktree accounts’ activities. Conversely, Oaktree accounts could be adversely impacted by Brookfield’s activities. In addition, as a result of different investment objectives, views and/or interests in investments, Brookfield may manage certain Brookfield Accounts’ investments in particular issuers in a way that is different from Oaktree accounts’ investments in the same issuers (including, for example, by investing in different portions of the issuer’s capital structure, short selling securities, voting securities or exercising rights it holds in a different manner and/or buying or selling its interests at different times than the Oaktree accounts), which could adversely impact Oaktree accounts’ interests. Brookfield and its affiliates may take positions, give advice and provide recommendations that are different from, and potentially contrary to, those which are taken by, given or provided to Oaktree accounts, and are expected to hold interests that potentially are adverse to those held by Oaktree accounts. Brookfield has no obligation or duty to make available for the benefit of Oaktree accounts any information regarding its activities, strategies and/or views.

Brookfield and Oaktree are likely to be deemed to be affiliates of each other for purposes of certain laws and regulations, notwithstanding their operational independence and the existence of an information barrier between them, and from time to time Brookfield Accounts and Oaktree accounts will have positions (which in some cases will be significant) in the same issuers. In those cases Brookfield and Oaktree will frequently need to aggregate their investment holdings, including holdings of Brookfield Accounts and Oaktree accounts, for certain securities law purposes (including trading restrictions under Rule 144 under the Securities Act, reporting obligations under Section 13 of the Exchange Act and reporting and short-swing.

Compensation of Portfolio Managers

The compensation structure of the Oaktree portfolio managers is determined by Oaktree in accordance with its own internal policies. All portfolio managers receive a salary that is capped so that a significant portion of their compensation is derived from their bonus, which is a function of Oaktree’s profitability and the portfolio manager’s responsibilities and performance, and Long Term Incentive and equity participation as one of the most senior employees. No portfolio manager’s compensation is specifically dependent on the performance of the fund that they manage, on an absolute basis or relative to a specific benchmark. No portfolio manager is compensated based on the growth of a fund’s, or any other clients’, assets except to the extent that such growth contributes to Oaktree’s overall asset growth, which in turn contributes to its overall profitability. Portfolio managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this
Item 10.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	None.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OAKTREE DIVERSIFIED INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 3, 2022

By:	/s/ Casey P. Tushaus
Casey P. Tushaus
Treasurer and Principal Financial Officer

Date: March 3, 2022